EXHIBIT II
Schedule of Outstanding Borrowings as of December 31, 2008(1)
Schedule of Outstanding Borrowings as of December 31, 2008 Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD Currency: AUD AUD 06510100 1/29/2004 9/15/2009 FIXED/ 5.75 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 06680100 3/5/2004 8/14/2013 FIXED/ 6 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 06510200 1/20/2005 9/15/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 49,324,257.67 68,644,569.40 AUD 06510400 3/15/2005 9/15/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 49,324,257.67 68,644,569.40 AUD 06510300 3/15/2005 9/15/2009 FIXED/ 5.75 200,000,000.00 200,000,000.00 98,648,515.34 137,289,138.80 AUD 06510500 10/27/2005 9/15/2009 FIXED/ 5.75 100,000,000.00 100,000,000.00 49,324,257.67 68,644,569.40 AUD 06680200 12/16/2005 8/14/2013 FIXED/ 6 100,000,000.00 100,000,000.00 49,324,257.67 68,644,569.40 AUD 10530100 1/24/2006 1/24/2011 FIXED/ 5.38 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 06510600 1/27/2006 9/15/2009 FIXED/ 5.75 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 11190100 3/10/2006 3/10/2021 FIXED/ 5.56 222,110,000.00 247,488,504.34 122,071,867.58 169,887,418.12 AUD 10530200 5/22/2006 1/24/2011 FIXED/ 5.38 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 12100100 6/29/2006 6/29/2009 FIXED/ 5.26 52,000,000.00 52,000,000.00 25,648,613.99 35,695,176.09 AUD 06680300 8/16/2006 8/14/2013 FIXED/ 6 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 12480100 10/11/2006 8/20/2020 FLOATING/ 2.37 250,000,000.00 250,000,000.00 123,310,644.17 171,611,423.50 AUD 12610100 11/21/2006 5/21/2010 FIXED/ 6.13 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 12750100 12/27/2006 12/29/2009 FIXED/ 5.54 61,400,000.00 61,400,000.00 30,285,094.21 42,147,765.61 AUD 12850100 1/23/2007 1/23/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 12850200 3/23/2007 1/23/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 13290100 5/24/2007 5/24/2010 FIXED/ 5.74 200,000,000.00 200,000,000.00 98,648,515.34 137,289,138.80 AUD 12610200 9/26/2007 5/21/2010 FIXED/ 6.13 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 12480200 1/7/2008 8/20/2020 FLOATING/ 2.37 250,000,000.00 250,000,000.00 123,310,644.17 171,611,423.50 AUD 13920100 1/24/2008 1/24/2012 FIXED/ 7 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 12850300 1/30/2008 1/23/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 06680400 2/29/2008 8/14/2013 FIXED/ 6 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 12850400 3/28/2008 1/23/2017 FIXED/ 6.13 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 14250100 4/2/2008 3/23/2018 FIXED/ 6.7 280,000,000.00 280,000,000.00 138,107,921.48 192,204,794.32 AUD 14310100 4/11/2008 3/30/2017 FIXED/ 6.74 400,000,000.00 400,000,000.00 197,297,030.68 274,578,277.60 AUD 13920200 4/29/2008 1/24/2012 FIXED/ 7 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 06680500 5/30/2008 8/14/2013 FIXED/ 6 500,000,000.00 500,000,000.00 246,621,288.35 343,222,847.00 AUD 14730100 10/7/2008 10/7/2009 FIXED/ 6.25 125,000,000.00 125,000,000.00 61,655,322.09 85,805,711.75 AUD XS0400647458 11/20/2008 2/20/2009 FIXED/ 3.63 87,500,000.00 87,500,000.00 43,158,725.46 60,063,998.22 AUD 14960100 12/18/2008 12/18/2020 FIXED/ 0.5 24,850,000.00 24,850,000.00 12,257,078.03 17,058,175.50 10,052,860,000.00 10,078,238,504.34 4,971,016,328.47 6,918,163,424.33 Currency: BGN BGN 07770100 11/16/2004 11/16/2009 FIXED/ 4.88 100,000,000.00 100,000,000.00 51,129,972.39 71,157,582.57 BGN 12490100 10/20/2006 10/20/2009 FLOATING/ 3.77 150,000,000.00 150,000,000.00 76,694,958.58 106,736,373.86 BGN 12490200 10/20/2006 10/20/2009 FLOATING/ 3.77 50,000,000.00 50,000,000.00 25,564,986.19 35,578,791.29 BGN 13700100 10/22/2007 10/22/2012 FIXED/ 5.25 25,000,000.00 25,000,000.00 12,782,493.10 17,789,395.64 BGN 13700200 10/22/2007 10/22/2012 FIXED/ 5.25 30,000,000.00 30,000,000.00 15,338,991.72 21,347,274.77

(1)	The items disclosed as negative amounts in this Exhibit II refer to buy-backs of outstanding borrowings as of December 31, 2008

(2)	The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.3917 utilised for establishing the balance sheet of the registrant as at December 31, 2008

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD BGN 14190100 3/28/2008 3/28/2011 FIXED/ 6 29,000,000.00 29,000,000.00 14,827,691.99 20,635,698.95 BGN 14190200 3/28/2008 3/28/2011 FIXED/ 6 6,000,000.00 6,000,000.00 3,067,798.34 4,269,454.95 BGN 14190300 6/11/2008 3/28/2011 FIXED/ 6 40,000,000.00 40,000,000.00 20,451,988.96 28,463,033.03 BGN 14190400 6/11/2008 3/28/2011 FIXED/ 6 30,000,000.00 30,000,000.00 15,338,991.72 21,347,274.77 BGN 14480100 6/26/2008 6/26/2013 FLOATING/ 6.24 40,000,000.00 40,000,000.00 20,451,988.96 28,463,033.03 BGN 14480200 9/3/2008 6/26/2013 FLOATING/ 6.24 45,000,000.00 45,000,000.00 23,008,487.58 32,020,912.16 BGN 14510100 7/23/2008 7/23/2012 FIXED/ 6.75 50,000,000.00 50,000,000.00 25,564,986.19 35,578,791.29 BGN 14510200 7/23/2008 7/23/2012 FIXED/ 6.75 10,000,000.00 10,000,000.00 5,112,997.24 7,115,758.26 605,000,000.00 605,000,000.00 309,336,332.96 430,503,374.58 Currency: CAD CAD 07810100 11/15/2004 1/5/2045 FIXED/ 5.4 300,000,000.00 300,000,000.00 176,491,351.92 245,623,014.47 CAD 12920100 1/30/2007 1/30/2037 FIXED/ 4.6 850,000,000.00 850,000,000.00 500,058,830.45 695,931,874.34 CAD 12920200 7/30/2008 1/30/2037 FIXED/ 4.6 -23,000,000.00 -23,000,000.00 -13,531,003.65 -18,831,097.78 CAD 13080100 3/21/2007 5/28/2037 FIXED/ 4.52 103,828,000.00 111,958,361.65 65,865,608.69 91,665,167.61 CAD 13080200 3/21/2007 5/28/2037 FIXED/ 4.54 51,604,000.00 55,663,552.21 32,747,118.61 45,574,164.97 CAD XS0401123327 11/25/2008 2/25/2009 FIXED/ 1.519 15,500,000.00 15,500,000.00 9,118,719.85 12,690,522.41 1,297,932,000.00 1,310,121,913.86 770,750,625.87 1,072,653,646.03 Currency: CHF CHF 01530100 1/28/1999 1/28/2014 FIXED/ 3.5 1,000,000,000.00 1,000,000,000.00 673,400,673.40 937,171,717.17 CHF 02350100 11/21/2001 11/21/2011 FIXED/ 3.38 300,000,000.00 300,000,000.00 202,020,202.02 281,151,515.15 CHF 05170100 7/22/2003 7/22/2015 FIXED/ 2.5 250,000,000.00 250,000,000.00 168,350,168.35 234,292,929.29 CHF 05170200 11/6/2008 7/22/2015 FIXED/ 2.5 150,000,000.00 150,000,000.00 101,010,101.01 140,575,757.58 CHF 08200100 3/1/2005 3/1/2010 FIXED/ 1.5 400,000,000.00 400,000,000.00 269,360,269.36 374,868,686.87 CHF 08960100 7/11/2005 7/10/2020 FIXED/ 2.38 400,000,000.00 400,000,000.00 269,360,269.36 374,868,686.87 CHF 08960200 8/2/2005 7/10/2020 FIXED/ 2.38 100,000,000.00 100,000,000.00 67,340,067.34 93,717,171.72 CHF 08960300 2/7/2006 7/10/2020 FIXED/ 2.38 500,000,000.00 500,000,000.00 336,700,336.70 468,585,858.59 CHF 08960400 9/20/2007 7/10/2020 FIXED/ 2.38 150,000,000.00 150,000,000.00 101,010,101.01 140,575,757.58 CHF 09230100 8/29/2005 8/29/2016 FIXED/ 2 200,000,000.00 200,000,000.00 134,680,134.68 187,434,343.43 CHF 12040100 6/30/2006 6/30/2036 FIXED/ 3.13 225,000,000.00 225,000,000.00 151,515,151.52 210,863,636.36 CHF 12040200 7/21/2006 6/30/2036 FIXED/ 3.13 75,000,000.00 75,000,000.00 50,505,050.51 70,287,878.79 CHF 12040300 11/16/2007 6/30/2036 FIXED/ 3.13 75,000,000.00 75,000,000.00 50,505,050.51 70,287,878.79 CHF 12660100 12/20/2006 12/20/2016 FLOATING/ 2.03 300,000,000.00 300,000,000.00 202,020,202.02 281,151,515.15 CHF 12790100 2/8/2007 2/8/2019 FIXED/ 2.5 300,000,000.00 300,000,000.00 202,020,202.02 281,151,515.15 CHF 12790200 2/25/2008 2/8/2019 FIXED/ 2.5 125,000,000.00 125,000,000.00 84,175,084.18 117,146,464.65 CHF 12790300 2/25/2008 2/8/2019 FIXED/ 2.5 75,000,000.00 75,000,000.00 50,505,050.51 70,287,878.79 CHF 13550100 10/15/2007 10/15/2027 FIXED/ 3.38 200,000,000.00 200,000,000.00 134,680,134.68 187,434,343.43 CHF 13890100 1/15/2008 1/15/2010 FIXED/ 2.12 280,000,000.00 280,000,000.00 188,552,188.55 262,408,080.81 CHF 14260100 4/9/2008 4/9/2010 FIXED/ 2.08 200,000,000.00 200,000,000.00 134,680,134.68 187,434,343.43 CHF 14280100 4/30/2008 4/30/2018 FIXED/ 3.25 300,000,000.00 300,000,000.00 202,020,202.02 281,151,515.15 CHF 14780100 11/3/2008 11/3/2011 FIXED/ 2.25 125,000,000.00 125,000,000.00 84,175,084.18 117,146,464.65 CHF 14780200 11/3/2008 11/3/2011 FIXED/ 2.25 100,000,000.00 100,000,000.00 67,340,067.34 93,717,171.72 CHF 14780300 11/3/2008 11/3/2011 FIXED/ 2.25 50,000,000.00 50,000,000.00 33,670,033.67 46,858,585.86 CHF 14780400 11/3/2008 11/3/2011 FIXED/ 2.25 25,000,000.00 25,000,000.00 16,835,016.84 23,429,292.93 CHF 14810100 11/3/2008 11/3/2009 FIXED/ 1.52 125,000,000.00 125,000,000.00 84,175,084.18 117,146,464.65

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD CHF 14950100 12/12/2008 12/12/2011 FLOATING/ 0.47 300,000,000.00 300,000,000.00 202,020,202.02 281,151,515.15 CHF XS0397144774 11/3/2008 1/8/2009 FIXED/ 0.7 20,000,000.00 20,000,000.00 13,468,013.47 18,743,434.34 CHF XS0398047430 11/5/2008 5/5/2009 FIXED/ 1.58 30,000,000.00 30,000,000.00 20,202,020.20 28,115,151.52 CHF XS0398274927 11/6/2008 5/6/2009 FIXED/ 1.62 20,000,000.00 20,000,000.00 13,468,013.47 18,743,434.34 CHF XS0398793793 11/7/2008 2/9/2009 FIXED/ 0.88 10,000,000.00 10,000,000.00 6,734,006.73 9,371,717.17 CHF XS0399083285 11/12/2008 5/11/2009 FIXED/ 0.9 10,000,000.00 10,000,000.00 6,734,006.73 9,371,717.17 CHF XS0399339265 11/12/2008 5/12/2009 FIXED/ 1.12 25,000,000.00 25,000,000.00 16,835,016.84 23,429,292.93 CHF XS0399621365 11/14/2008 5/14/2009 FIXED/ 1.15 20,000,000.00 20,000,000.00 13,468,013.47 18,743,434.34 CHF XS0399621365 11/14/2008 5/14/2009 FIXED/ 1.15 13,000,000.00 13,000,000.00 8,754,208.75 12,183,232.32 CHF XS0400410527 11/19/2008 2/19/2009 FIXED/ 0.65 30,000,000.00 30,000,000.00 20,202,020.20 28,115,151.52 CHF XS0400699764 11/20/2008 2/20/2009 FIXED/ 0.65 10,000,000.00 10,000,000.00 6,734,006.73 9,371,717.17 CHF XS0401520167 11/26/2008 2/26/2009 FIXED/ 0.2 100,000,000.00 100,000,000.00 67,340,067.34 93,717,171.72 CHF XS0401520167 11/26/2008 2/26/2009 FIXED/ 0.2 18,000,000.00 18,000,000.00 12,121,212.12 16,869,090.91 6,636,000,000.00 6,636,000,000.00 4,468,686,868.69 6,219,071,515.15 Currency: CZK CZK 01290100 2/25/1998 2/25/2013 FIXED/ 11.66 382,600,000.00 382,600,000.00 14,236,279.07 19,812,629.58 CZK 01290200 11/28/2001 2/25/2013 FIXED/ 5.63 540,500,000.00 540,500,000.00 20,111,627.91 27,989,352.56 CZK 01600100 3/23/1999 3/23/2009 FIXED/ 8.2 3,000,000,000.00 3,000,000,000.00 111,627,906.98 155,352,558.14 CZK 01600200 7/4/2000 3/23/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,209,302.33 51,784,186.05 CZK 01600300 1/7/2003 3/23/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,209,302.33 51,784,186.05 CZK 01600400 5/14/2003 3/23/2009 FIXED/ 8.2 1,000,000,000.00 1,000,000,000.00 37,209,302.33 51,784,186.05 CZK 01910100 4/17/2000 4/17/2015 FIXED/ 6.5 2,000,000,000.00 2,000,000,000.00 74,418,604.65 103,568,372.09 CZK 03590100 10/25/2002 10/25/2022 FIXED/ 4 550,000,000.00 550,000,000.00 20,465,116.28 28,481,302.33 CZK 03590200 3/5/2003 10/25/2022 FIXED/ 4 450,000,000.00 450,000,000.00 16,744,186.05 23,302,883.72 CZK 03680100 11/27/2002 11/27/2017 FIXED/ 4.93 364,650,000.00 364,650,000.00 13,568,372.09 18,883,103.44 CZK 04060100 2/12/2003 2/12/2013 FLOATING/ 4.85 500,000,000.00 500,000,000.00 18,604,651.16 25,892,093.02 CZK 04070100 2/20/2003 2/20/2023 FIXED/ 4.69 1,398,155,000.00 1,398,155,000.00 52,024,372.09 72,402,318.64 CZK 04150100 2/21/2003 2/21/2028 FIXED/ 4.7 317,500,000.00 317,500,000.00 11,813,953.49 16,441,479.07 CZK 04270100 3/17/2003 3/15/2015 FIXED/ 4.1 2,000,000,000.00 2,000,000,000.00 74,418,604.65 103,568,372.09 CZK 04320100 2/27/2003 2/27/2018 FIXED/ 4.47 1,038,382,400.00 1,294,719,342.94 48,175,603.46 67,045,987.33 CZK 04380100 3/18/2003 3/15/2018 FIXED/ 4.15 2,100,000,000.00 2,100,000,000.00 78,139,534.88 108,746,790.70 CZK 04420100 3/31/2003 3/31/2018 FIXED/ 4.1 1,500,000,000.00 1,500,000,000.00 55,813,953.49 77,676,279.07 CZK 04590100 4/15/2003 6/15/2013 FLOATING/ 4.06 750,000,000.00 750,000,000.00 27,906,976.74 38,838,139.53 CZK 04880100 6/16/2003 6/15/2013 FLOATING/ 2.04 750,000,000.00 750,000,000.00 27,906,976.74 38,838,139.53 CZK 05660100 8/28/2003 8/28/2018 FLOATING/ 2.09 1,000,000,000.00 1,000,000,000.00 37,209,302.33 51,784,186.05 CZK 05670100 8/28/2003 8/28/2018 FLOATING/ 1.25 500,000,000.00 500,000,000.00 18,604,651.16 25,892,093.02 CZK 06050100 10/23/2003 10/23/2013 FLOATING/ 5.25 500,000,000.00 500,000,000.00 18,604,651.16 25,892,093.02 CZK 06060100 10/29/2003 10/29/2013 FLOATING/ 5 500,000,000.00 500,000,000.00 18,604,651.16 25,892,093.02 CZK 12290100 8/18/2006 8/18/2030 FIXED/ 4.41 500,000,000.00 545,072,405.00 20,281,763.91 28,226,130.83 CZK 14360100 4/30/2008 4/30/2019 FIXED/ 4.23 1,000,000,000.00 1,000,000,000.00 37,209,302.33 51,784,186.05 24,641,787,400.00 24,943,196,747.94 928,118,948.76 1,291,663,140.99 Currency: DKK DKK 03350100 6/10/2002 6/10/2010 FIXED/ 5 400,000,000.00 400,000,000.00 53,686,951.39 74,716,130.24 DKK 12160100 6/30/2006 6/30/2026 FIXED/ 2 2,600,000,000.00 2,600,000,000.00 348,965,184.01 485,654,846.59

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD DKK 13040100 2/27/2007 11/10/2024 FIXED/ 4.25 550,000,000.00 550,000,000.00 73,819,558.16 102,734,679.09 DKK 13040200 2/27/2007 11/10/2024 FIXED/ 4.25 450,000,000.00 450,000,000.00 60,397,820.31 84,055,646.53 4,000,000,000.00 4,000,000,000.00 536,869,513.86 747,161,302.45 Currency: EUR EUR 00000100 1/1/2005 5/15/2016 FIXED/ 5.75 76,693,782.18 76,693,782.18 76,693,782.18 106,734,736.66 EUR 00010100 1/1/2005 9/22/2016 FIXED/ 6 102,258,376.24 102,258,376.24 102,258,376.24 142,312,982.21 EUR 00070100 1/1/2005 12/18/2009 FIXED/ 8.05 24,957,911.90 4,991,582.38 4,991,582.38 6,946,785.20 EUR 00220100 1/1/2005 12/21/2009 FIXED/ 11.6 90,151,815.66 90,151,815.66 90,151,815.66 125,464,281.85 EUR 00270100 1/1/2005 4/20/2015 FIXED/ 9 31,743,451.96 31,743,451.96 31,743,451.96 44,177,362.09 EUR 00500100 1/1/2005 6/17/2021 FIXED/ 8.5 90,151,815.66 90,151,815.66 90,151,815.66 125,464,281.85 EUR 00540100 1/1/2005 12/28/2015 FIXED/ 10.71 112,539,516.55 112,539,516.55 112,539,516.55 156,621,245.18 EUR 00560100 1/1/2005 6/30/2017 FIXED/ 8.3 6,611,133.15 6,611,133.15 6,611,133.15 9,200,714.00 EUR 00570100 1/1/2005 6/30/2018 FIXED/ 8.31 6,611,133.15 6,611,133.15 6,611,133.15 9,200,714.00 EUR 00580100 1/1/2005 6/30/2019 FIXED/ 8.32 6,310,627.10 6,310,627.10 6,310,627.10 8,782,499.74 EUR 00590100 1/1/2005 6/30/2020 FIXED/ 8.34 6,310,627.10 6,310,627.10 6,310,627.10 8,782,499.74 EUR 00600100 1/1/2005 6/30/2021 FIXED/ 8.35 6,010,121.04 6,010,121.04 6,010,121.04 8,364,285.45 EUR 00610100 1/1/2005 6/30/2022 FIXED/ 8.36 5,709,614.99 5,709,614.99 5,709,614.99 7,946,071.18 EUR 00620100 1/1/2005 6/30/2023 FIXED/ 8.37 5,409,108.94 5,409,108.94 5,409,108.94 7,527,856.91 EUR 00630100 1/1/2005 6/30/2024 FIXED/ 8.38 5,409,108.94 5,409,108.94 5,409,108.94 7,527,856.91 EUR 00640100 1/1/2005 6/30/2025 FIXED/ 8.39 5,409,108.94 5,409,108.94 5,409,108.94 7,527,856.91 EUR 00650100 1/1/2005 6/30/2040 FIXED/ 8.39 51,086,028.87 51,086,028.87 51,086,028.87 71,096,426.38 EUR 00690100 1/1/2005 10/25/2011 FIXED/ 8.54 158,631,285.92 158,631,285.92 158,631,285.92 220,767,160.61 EUR 00700100 1/1/2005 10/11/2016 FIXED/ 8 99,759,579.42 99,759,579.42 99,759,579.42 138,835,406.68 EUR 00720100 1/1/2005 11/5/2026 FIXED/ 6.92 68,615,370.46 68,615,370.46 68,615,370.46 95,492,011.07 EUR 00720200 1/1/2005 11/5/2026 FIXED/ 6.88 35,279,139.80 35,279,139.80 35,279,139.80 49,097,978.86 EUR 00810100 1/1/2005 12/6/2016 FIXED/ 7.46 122,503,576.46 122,503,576.46 122,503,576.46 170,488,227.36 EUR 00840100 1/1/2005 9/15/2016 FIXED/ 0.14 40,748,620.68 33,476,374.22 33,476,374.22 46,589,070.00 EUR 00890100 1/1/2005 2/17/2017 FIXED/ 6.48 145,718,186.14 145,718,186.14 145,718,186.14 202,795,999.65 EUR 00920100 1/1/2005 2/20/2017 FIXED/ 7.25 163,636,586.84 163,636,586.84 163,636,586.84 227,733,037.91 EUR 01070100 1/1/2005 7/15/2009 FIXED/ 5.75 457,200,000.00 457,200,000.00 457,200,000.00 636,285,240.00 EUR 01180100 1/1/2005 12/22/2009 FLOATING/ 8.83 241,743,004.20 241,743,004.20 241,743,004.20 336,433,738.95 EUR 01190100 1/1/2005 1/26/2010 FLOATING/ 4.31 79,420,708.92 79,420,708.92 79,420,708.92 110,529,800.60 EUR 01230100 1/1/2005 2/15/2018 FIXED/ 5.5 516,400,000.00 516,400,000.00 516,400,000.00 718,673,880.00 EUR 01240100 1/1/2005 2/18/2013 FLOATING/ 6.22 263,532,461.90 263,532,461.90 263,532,461.90 366,758,127.23 EUR 01240200 12/3/2007 2/18/2013 FLOATING/ 6.22 -7,997,335.08 -7,997,335.08 -7,997,335.08 -11,129,891.23 EUR 01250100 1/1/2005 2/15/2028 FIXED/ 5.63 386,400,000.00 386,400,000.00 386,400,000.00 537,752,880.00 EUR 01250200 1/1/2005 2/15/2028 FIXED/ 5.63 74,400,000.00 74,400,000.00 74,400,000.00 103,542,480.00 EUR 01270100 1/1/2005 2/5/2013 FLOATING/ 6.21 228,245,912.00 228,245,912.00 228,245,912.00 317,649,835.73 EUR 01280100 1/1/2005 2/26/2010 FLOATING/ 4.56 33,073,899.82 33,073,899.82 33,073,899.82 46,028,946.38 EUR 01350100 4/15/2006 4/15/2013 FLOATING/ 4.78 199,978,449.54 199,978,449.54 199,978,449.54 278,310,008.22 EUR 01350200 7/27/2006 4/15/2013 FLOATING/ 5.7 -7,649,283.48 -7,649,283.48 -7,649,283.48 -10,645,507.82 EUR 01370100 1/1/2005 7/2/2013 FLOATING/ 4.06 93,680,116.93 93,680,116.93 93,680,116.93 130,374,618.73 EUR 01460100 1/1/2005 11/20/2018 FLOATING/ 5.67 143,485,051.98 143,485,051.98 143,485,051.98 199,688,146.84 EUR 01460200 1/21/2008 11/20/2018 FLOATING/ 5.67 -6,254,344.09 -6,254,344.09 -6,254,344.09 -8,704,170.67 EUR 01480100 1/1/2005 11/16/2018 FLOATING/ 4.54 37,115,691.51 37,115,691.51 37,115,691.51 51,653,907.87

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 01510100 1/7/1999 4/15/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 01510200 1/19/1999 4/15/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 01510300 4/29/1999 4/15/2009 FIXED/ 4 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,783,400,000.00 EUR 01510400 7/6/1999 4/15/2009 FIXED/ 4 538,326,000.00 538,326,000.00 538,326,000.00 749,188,294.20 EUR 01510500 1/14/2003 4/15/2009 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 01520100 1/22/1999 1/22/2029 FIXED/ 4.02 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 01520200 4/14/2005 1/22/2029 FIXED/ 4.02 -5,000,000.00 -5,000,000.00 -5,000,000.00 -6,958,500.00 EUR 01550100 2/5/2000 2/5/2019 FIXED/ 2.41 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 01570100 2/26/1999 2/26/2029 FIXED/ 4 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 01730100 8/4/1999 8/4/2014 FLOATING/ 4.35 450,000,000.00 450,000,000.00 450,000,000.00 626,265,000.00 EUR 01730200 11/12/2001 8/4/2014 FLOATING/ 4.35 -26,707,000.00 -26,707,000.00 -26,707,000.00 -37,168,131.90 EUR 01730300 12/6/2001 8/4/2014 FLOATING/ 4.35 -28,000,000.00 -28,000,000.00 -28,000,000.00 -38,967,600.00 EUR 01730400 2/4/2002 8/4/2014 FLOATING/ 4.35 -26,143,000.00 -26,143,000.00 -26,143,000.00 -36,383,213.10 EUR 01730500 8/19/2002 8/4/2014 FLOATING/ 4.35 -37,000,000.00 -37,000,000.00 -37,000,000.00 -51,492,900.00 EUR 01730600 10/12/2006 8/4/2014 FLOATING/ 4.35 -6,855,000.00 -6,855,000.00 -6,855,000.00 -9,540,103.50 EUR 01740100 9/17/1999 9/17/2029 FIXED/ 5.41 25,700,000.00 25,700,000.00 25,700,000.00 35,766,690.00 EUR 01840100 3/15/2000 3/15/2015 FIXED/ 5 358,500,000.00 175,026,066.08 175,026,066.08 243,583,776.16 EUR 01870100 3/15/2000 3/15/2015 FIXED/ 5.99 45,990,000.00 35,743,106.06 35,743,106.06 49,743,680.70 EUR 01870200 3/15/2000 3/15/2030 FIXED/ 6.06 171,170,000.00 125,419,854.20 125,419,854.20 174,546,811.09 EUR 01980100 9/4/2000 9/4/2030 FIXED/ 5.88 26,985,000.00 26,985,000.00 26,985,000.00 37,555,024.50 EUR 02010100 10/18/2000 10/15/2010 FIXED/ 5.63 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,175,100,000.00 EUR 02010200 7/31/2003 10/15/2010 FIXED/ 5.63 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,783,400,000.00 EUR 03200100 4/19/2002 4/19/2017 FIXED/ 5.49 14,968,737.00 14,968,737.00 14,968,737.00 20,831,991.28 EUR 03290100 5/17/2002 5/17/2010 FIXED/ 5.13 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 03360100 5/23/2002 10/15/2012 FIXED/ 5.38 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 03500100 7/15/2002 7/15/2012 FLOATING/ 3 25,000,000.00 25,000,000.00 25,000,000.00 34,792,500.00 EUR 03950100 1/24/2003 1/24/2010 FLOATING/ 4.36 130,000,000.00 130,000,000.00 130,000,000.00 180,921,000.00 EUR 04010100 2/24/2003 2/24/2011 FLOATING/ 4.56 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 04010200 2/25/2008 2/24/2011 FLOATING/ 4.56 -9,105,000.00 -9,105,000.00 -9,105,000.00 -12,671,428.50 EUR 04050100 2/28/2003 2/28/2013 FLOATING/ 4.57 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 04050200 4/23/2003 2/28/2013 FLOATING/ 4.57 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 04050300 5/14/2003 2/28/2013 FLOATING/ 4.57 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 04050400 5/29/2003 2/28/2013 FLOATING/ 4.57 30,000,000.00 30,000,000.00 30,000,000.00 41,751,000.00 EUR 04050500 10/16/2003 2/28/2013 FLOATING/ 4.57 30,000,000.00 30,000,000.00 30,000,000.00 41,751,000.00 EUR 04050600 11/19/2007 2/28/2013 FLOATING/ 4.57 -5,388,000.00 -5,388,000.00 -5,388,000.00 -7,498,479.60 EUR 04050700 2/5/2008 2/28/2013 FLOATING/ 4.57 -15,885,000.00 -15,885,000.00 -15,885,000.00 -22,107,154.50 EUR 04050800 3/17/2008 2/28/2013 FLOATING/ 4.57 -25,081,000.00 -25,081,000.00 -25,081,000.00 -34,905,227.70 EUR 04290100 2/21/2003 6/15/2010 FIXED/ 1.25 400,000,000.00 400,000,000.00 400,000,000.00 556,680,000.00 EUR 04310100 3/11/2003 3/11/2011 FLOATING/ 4.32 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 04310200 4/15/2003 3/11/2011 FLOATING/ 4.32 70,000,000.00 70,000,000.00 70,000,000.00 97,419,000.00 EUR 04310300 11/19/2007 3/11/2011 FLOATING/ 4.32 -7,962,000.00 -7,962,000.00 -7,962,000.00 -11,080,715.40 EUR 04310400 1/21/2008 3/11/2011 FLOATING/ 4.32 -8,527,000.00 -8,527,000.00 -8,527,000.00 -11,867,025.90 EUR 04310500 2/11/2008 3/11/2011 FLOATING/ 4.32 -6,158,000.00 -6,158,000.00 -6,158,000.00 -8,570,088.60 EUR 04330100 3/20/2003 9/20/2011 FLOATING/ 5.31 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 04450100 3/27/2003 3/27/2015 FLOATING/ 4.71 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 04450200 10/16/2007 3/27/2015 FLOATING/ 4.71 -4,450,000.00 -4,450,000.00 -4,450,000.00 -6,193,065.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 05130100 6/19/2003 10/15/2013 FIXED/ 3.63 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 05130200 4/16/2008 10/15/2013 FIXED/ 3.63 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,783,400,000.00 EUR 05270100 7/21/2003 7/21/2009 FLOATING/ 2.41 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 05520100 8/1/2003 8/1/2023 FLOATING/ 2.85 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 05720100 9/11/2003 9/11/2018 FLOATING/ 5.5 70,000,000.00 70,000,000.00 70,000,000.00 97,419,000.00 EUR 05880100 10/1/2003 10/1/2010 FLOATING/ 1.25 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 05880200 12/11/2003 10/1/2010 FLOATING/ 1.25 25,000,000.00 25,000,000.00 25,000,000.00 34,792,500.00 EUR 06430100 12/29/2003 6/21/2010 FLOATING/ 2.662 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 06480100 1/30/2004 1/30/2014 FLOATING/ 1.51 165,000,000.00 165,000,000.00 165,000,000.00 229,630,500.00 EUR 06480200 2/11/2004 1/30/2014 FLOATING/ 1.51 25,000,000.00 25,000,000.00 25,000,000.00 34,792,500.00 EUR 06480300 1/30/2006 1/30/2014 FLOATING/ 1.51 -36,000,000.00 -36,000,000.00 -36,000,000.00 -50,101,200.00 EUR 06480400 4/9/2008 1/30/2014 FLOATING/ 1.51 -9,809,000.00 -9,809,000.00 -9,809,000.00 -13,651,185.30 EUR 06670100 3/30/2004 3/30/2014 FLOATING/ 0.6 160,000,000.00 160,000,000.00 160,000,000.00 222,672,000.00 EUR 06670200 4/8/2004 3/30/2014 FLOATING/ 0.6 40,000,000.00 40,000,000.00 40,000,000.00 55,668,000.00 EUR 06670300 6/22/2004 3/30/2014 FLOATING/ 0.6 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 06670400 1/18/2005 3/30/2014 FLOATING/ 0.6 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 06670500 10/5/2007 3/30/2014 FLOATING/ 0.6 -6,900,000.00 -6,900,000.00 -6,900,000.00 -9,602,730.00 EUR 06670600 9/30/2008 3/30/2014 FLOATING/ 0.6 -8,388,000.00 -8,388,000.00 -8,388,000.00 -11,673,579.60 EUR 06730100 3/15/2004 3/30/2009 FIXED/ 3.8 23,294,225.00 23,294,225.00 23,294,225.00 32,418,572.93 EUR 06870100 4/16/2004 10/16/2009 FLOATING/ 1.3 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07010100 5/13/2004 5/13/2015 FLOATING/ 4 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 07010200 2/24/2005 5/13/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07010300 3/14/2005 5/13/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07040100 6/10/2004 6/10/2014 FIXED/ 4.75 16,691,704.22 16,691,704.22 16,691,704.22 23,229,844.76 EUR 07230100 6/8/2004 6/8/2010 FLOATING/ 2.62 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07230200 4/21/2008 6/8/2010 FLOATING/ 3.62 -12,568,000.00 -12,568,000.00 -12,568,000.00 -17,490,885.60 EUR 07290100 6/30/2004 6/30/2009 FLOATING/ 1.79 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07300100 7/2/2004 1/2/2009 FLOATING/ 2.4 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 07300200 8/20/2004 1/2/2009 FLOATING/ 2.4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07300300 9/20/2004 1/2/2009 FLOATING/ 2.4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07300400 9/21/2004 1/2/2009 FLOATING/ 2.4 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 07320100 7/20/2004 7/20/2009 FLOATING/ 0.5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07320200 4/14/2008 7/20/2009 FLOATING/ 0.5 -6,103,000.00 -6,103,000.00 -6,103,000.00 -8,493,545.10 EUR 07350100 7/15/2004 4/15/2020 FIXED/ 4.63 4,000,000,000.00 4,000,000,000.00 4,000,000,000.00 5,566,800,000.00 EUR 07350200 7/6/2005 4/15/2020 FIXED/ 4.63 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 07460100 9/21/2004 9/21/2009 FLOATING/ 1.91 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07460200 9/21/2004 9/21/2009 FLOATING/ 1.91 -39,233,000.00 -39,233,000.00 -39,233,000.00 -54,600,566.10 EUR 07470100 10/1/2004 10/1/2010 FLOATING/ 2 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07470200 6/17/2008 10/1/2010 FLOATING/ 2 -12,032,000.00 -12,032,000.00 -12,032,000.00 -16,744,934.40 EUR 07520100 10/7/2004 10/7/2010 FLOATING/ 2.25 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07580100 10/14/2004 10/14/2011 FIXED/ 3.38 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07580200 10/22/2004 10/14/2011 FIXED/ 3.38 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07590100 9/30/2004 1/25/2020 FLOATING/ 2.22 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 07590200 1/25/2005 1/25/2020 FLOATING/ 2.22 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 07590300 12/18/2006 1/25/2020 FLOATING/ 2.53 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 07590400 2/15/2007 1/25/2020 FLOATING/ 2.53 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 07670100 10/22/2004 10/22/2009 FLOATING/ 3.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07740100 11/8/2004 11/8/2012 FIXED/ 3.3 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 07750100 11/18/2004 11/18/2014 FIXED/ 3.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07840100 12/1/2004 12/1/2014 FIXED/ 3.6 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 07900100 11/26/2004 10/30/2034 FLOATING/ 5.31 30,000,000.00 30,000,000.00 30,000,000.00 41,751,000.00 EUR 07900200 2/11/2005 10/30/2034 FLOATING/ 5.31 20,000,000.00 20,000,000.00 20,000,000.00 27,834,000.00 EUR 07970100 12/21/2004 12/21/2014 FLOATING/ 2.86 70,000,000.00 70,000,000.00 70,000,000.00 97,419,000.00 EUR 08030100 2/4/2005 2/4/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08040100 2/9/2005 2/9/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08040200 6/9/2006 2/9/2015 FLOATING/ 4 -15,000,000.00 -15,000,000.00 -15,000,000.00 -20,875,500.00 EUR 08070100 2/15/2005 2/15/2015 FIXED/ 3.38 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08080100 1/31/2005 1/31/2015 FLOATING/ 1.85 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 08080200 2/27/2008 1/31/2015 FLOATING/ 1.85 -20,000,000.00 -20,000,000.00 -20,000,000.00 -27,834,000.00 EUR 08110100 2/4/2005 2/4/2020 FLOATING/ 5 450,000,000.00 450,000,000.00 450,000,000.00 626,265,000.00 EUR 08110200 3/16/2005 2/4/2020 FLOATING/ 5 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 08110300 8/29/2006 2/4/2020 FLOATING/ 5 -6,000,000.00 -6,000,000.00 -6,000,000.00 -8,350,200.00 EUR 08110400 8/11/2008 2/4/2020 FLOATING/ 5 -4,438,000.00 -4,438,000.00 -4,438,000.00 -6,176,364.60 EUR 08120100 2/25/2005 2/25/2015 FLOATING/ 4 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR 08120200 3/9/2005 2/25/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08120300 4/11/2005 2/25/2015 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08130100 2/15/2005 2/15/2015 FIXED/ 3.45 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08130200 3/4/2005 2/15/2015 FIXED/ 3.45 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08130300 11/7/2007 2/15/2015 FIXED/ 3.5 -5,040,000.00 -5,040,000.00 -5,040,000.00 -7,014,168.00 EUR 08190100 3/9/2005 3/9/2020 FIXED/ 3.75 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08220100 3/7/2005 3/7/2025 FLOATING/ 5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08230100 2/25/2005 2/25/2020 FLOATING/ 3.14 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 08250100 3/15/2005 3/15/2015 FLOATING/ 1.88 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 08260100 3/16/2005 3/16/2020 FLOATING/ 4.29 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08260200 9/24/2007 3/16/2020 FLOATING/ 4.29 -7,600,000.00 -7,600,000.00 -7,600,000.00 -10,576,920.00 EUR 08260300 11/14/2007 3/16/2020 FLOATING/ 4.29 -7,947,000.00 -7,947,000.00 -7,947,000.00 -11,059,839.90 EUR 08260400 11/19/2007 3/16/2020 FLOATING/ 4.29 -5,473,000.00 -5,473,000.00 -5,473,000.00 -7,616,774.10 EUR 08260500 3/17/2008 3/16/2020 FLOATING/ 4.29 -18,707,000.00 -18,707,000.00 -18,707,000.00 -26,034,531.90 EUR 08260600 10/1/2008 3/16/2020 FLOATING/ 4.29 -5,000,000.00 -5,000,000.00 -5,000,000.00 -6,958,500.00 EUR 08270100 3/24/2005 3/24/2020 FLOATING/ 2.52 135,000,000.00 135,000,000.00 135,000,000.00 187,879,500.00 EUR 08270200 11/14/2007 3/24/2020 FLOATING/ 2.52 -4,517,000.00 -4,517,000.00 -4,517,000.00 -6,286,308.90 EUR 08280100 3/2/2005 3/2/2017 FIXED/ 3.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08280200 3/10/2008 3/2/2017 FIXED/ 3.5 -7,590,818.63 -7,590,818.63 -7,590,818.63 -10,564,142.29 EUR 08330100 3/1/2005 3/1/2010 FIXED/ 3.06 12,000,000.00 12,000,000.00 12,000,000.00 16,700,400.00 EUR 08340100 3/23/2005 3/23/2015 FLOATING/ 4.07 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08340200 12/2/2005 3/23/2015 FLOATING/ 4.07 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08340300 9/1/2008 3/23/2015 FLOATING/ 4.07 -11,965,000.00 -11,965,000.00 -11,965,000.00 -16,651,690.50 EUR 08410100 3/14/2005 3/14/2017 FIXED/ 3.3 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08430100 3/23/2005 3/23/2020 FLOATING/ 5.13 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08430200 9/4/2008 3/23/2020 FLOATING/ 5.13 -50,000,000.00 -50,000,000.00 -50,000,000.00 -69,585,000.00 EUR 08470100 3/31/2005 3/31/2025 FLOATING/ 6 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 08470200 2/11/2008 3/31/2025 FLOATING/ 6 -24,476,000.00 -24,476,000.00 -24,476,000.00 -34,063,249.20

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 08540100 3/30/2005 3/30/2015 FLOATING/ 2.28 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 08570100 4/22/2005 4/22/2020 FLOATING/ 5.5 175,000,000.00 175,000,000.00 175,000,000.00 243,547,500.00 EUR 08570200 5/13/2005 4/22/2020 FLOATING/ 5.5 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 08570300 5/31/2005 4/22/2020 FLOATING/ 5.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08570400 8/10/2005 4/22/2020 FLOATING/ 5.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08570500 2/27/2007 4/22/2020 FLOATING/ 5.5 -13,500,000.00 -13,500,000.00 -13,500,000.00 -18,787,950.00 EUR 08570600 11/9/2007 4/22/2020 FLOATING/ 5.5 -6,301,000.00 -6,301,000.00 -6,301,000.00 -8,769,101.70 EUR 08590100 4/27/2005 4/27/2017 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08590200 10/18/2007 4/27/2017 FLOATING/ 3.35 -16,280,000.00 -16,280,000.00 -16,280,000.00 -22,656,876.00 EUR 08590300 3/12/2008 4/27/2017 FLOATING/ 3.35 -4,250,000.00 -4,250,000.00 -4,250,000.00 -5,914,725.00 EUR 08590400 3/14/2008 4/27/2017 FLOATING/ 3.35 -4,000,000.00 -4,000,000.00 -4,000,000.00 -5,566,800.00 EUR 08610100 4/22/2005 4/22/2009 FIXED/ 2.5 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 08630200 5/3/2005 5/3/2015 FLOATING/ 4 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR 08630300 12/7/2007 5/3/2015 FLOATING/ 4 -30,000,000.00 -30,000,000.00 -30,000,000.00 -41,751,000.00 EUR 08630400 8/19/2008 5/3/2015 FLOATING/ 4 -5,035,000.00 -5,035,000.00 -5,035,000.00 -7,007,209.50 EUR 08710100 5/12/2005 5/12/2015 FIXED/ 3 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08730100 5/25/2005 5/25/2020 FLOATING/ 6 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08730200 5/29/2007 5/25/2020 FLOATING/ 6 -28,000,000.00 -28,000,000.00 -28,000,000.00 -38,967,600.00 EUR 08730300 9/19/2007 5/25/2020 FLOATING/ 6 -14,000,000.00 -14,000,000.00 -14,000,000.00 -19,483,800.00 EUR 08740100 6/6/2005 5/20/2020 FLOATING/ 5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08740200 5/20/2005 5/20/2020 FLOATING/ 5 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 08810100 5/18/2005 10/15/2037 FIXED/ 4 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 08820100 6/8/2005 6/8/2020 FLOATING/ 5 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 08820200 6/24/2008 6/8/2020 FLOATING/ 5 -12,400,000.00 -12,400,000.00 -12,400,000.00 -17,257,080.00 EUR 08840100 6/22/2005 6/22/2020 FLOATING/ 6 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08850100 6/9/2005 6/9/2015 FLOATING/ 300,000,000.00 300,000,000.00 300,000,000.00 417,510,000.00 EUR 08860100 6/17/2005 6/17/2020 FLOATING/ 6 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08860200 11/12/2007 6/17/2020 FLOATING/ 6 -5,000,000.00 -5,000,000.00 -5,000,000.00 -6,958,500.00 EUR 08860300 12/4/2007 6/17/2020 FLOATING/ 6 -4,000,000.00 -4,000,000.00 -4,000,000.00 -5,566,800.00 EUR 08880100 6/10/2005 6/10/2020 FLOATING/ 4 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08880200 7/22/2005 6/10/2020 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08880300 9/22/2005 6/10/2020 FLOATING/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 08880400 1/29/2008 6/10/2020 FLOATING/ 4 -6,112,000.00 -6,112,000.00 -6,112,000.00 -8,506,070.40 EUR 08900100 6/22/2005 6/22/2020 FLOATING/ 5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08930100 6/27/2005 6/27/2016 FLOATING/ 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 08970100 6/30/2005 6/30/2020 FLOATING/ 3.86 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR 08980100 8/22/2005 8/22/2025 FIXED/ 5 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 08990100 7/15/2005 7/15/2020 FLOATING/ 6.5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 08990200 10/20/2006 7/15/2020 FLOATING/ 6.5 -57,000,000.00 -57,000,000.00 -57,000,000.00 -79,326,900.00 EUR 09010100 7/15/2005 7/15/2020 FLOATING/ 6 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09020100 6/30/2005 6/30/2015 FLOATING/ 2.18 200,000,000.00 194,939,000.00 194,939,000.00 271,296,606.30 EUR 09040100 7/25/2005 7/25/2015 FLOATING/ 4 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09040200 10/8/2008 7/25/2015 FLOATING/ 4 -8,184,000.00 -8,184,000.00 -8,184,000.00 -11,389,672.80 EUR 09090100 7/27/2005 7/27/2035 FLOATING/ 5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 09090200 9/21/2005 7/27/2035 FLOATING/ 5 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 09110100 7/26/2005 7/26/2017 FIXED/ 3.25 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 09130100 8/3/2005 8/3/2020 FLOATING/ 6 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09170100 8/5/2005 8/5/2020 FLOATING/ 5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09350100 9/15/2005 9/15/2045 FIXED/ 5.75 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 09370100 7/29/2005 7/29/2015 FLOATING/ 3.2 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 09410100 8/17/2005 8/17/2030 FIXED/ 5.5 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR 09410200 11/28/2006 8/17/2030 FIXED/ 5.5 -8,000,000.00 -8,000,000.00 -8,000,000.00 -11,133,600.00 EUR 09430100 8/17/2005 8/17/2015 FLOATING/ 4.74 75,000,000.00 75,000,000.00 75,000,000.00 104,377,500.00 EUR 09430200 5/17/2006 8/17/2015 FLOATING/ 4.74 -19,630,000.00 -19,630,000.00 -19,630,000.00 -27,319,071.00 EUR 09430300 11/19/2007 8/17/2015 FLOATING/ 4.74 -3,179,000.00 -3,179,000.00 -3,179,000.00 -4,424,214.30 EUR 09470100 9/16/2005 9/16/2030 FIXED/ 5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09470200 9/11/2006 9/16/2030 FIXED/ 5 -15,000,000.00 -15,000,000.00 -15,000,000.00 -20,875,500.00 EUR 09470300 9/18/2006 9/16/2030 FIXED/ 5 -20,000,000.00 -20,000,000.00 -20,000,000.00 -27,834,000.00 EUR 09470400 11/19/2007 9/16/2030 FIXED/ 5 -3,552,000.00 -3,552,000.00 -3,552,000.00 -4,943,318.40 EUR 09630100 10/13/2005 10/13/2025 FLOATING/ 5 70,000,000.00 70,000,000.00 70,000,000.00 97,419,000.00 EUR 09670100 9/21/2005 10/15/2015 FIXED/ 3.13 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 09690100 11/4/2005 11/4/2020 FLOATING/ 5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 09810100 9/30/2005 9/30/2015 FLOATING/ 2.75 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 09850100 10/10/2005 10/10/2020 FLOATING/ 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 09850200 6/6/2006 10/10/2020 FLOATING/ -9,648,000.00 -9,648,000.00 -9,648,000.00 -13,427,121.60 EUR 09850300 8/4/2006 10/10/2020 FLOATING/ -31,938,000.00 -31,938,000.00 -31,938,000.00 -44,448,114.60 EUR 09850400 10/23/2006 10/10/2020 FLOATING/ -10,000,000.00 -10,000,000.00 -10,000,000.00 -13,917,000.00 EUR 09930100 10/14/2005 10/14/2015 FLOATING/ 1.38 250,000,000.00 250,000,000.00 250,000,000.00 347,925,000.00 EUR 09990100 11/18/2005 11/18/2025 FLOATING/ 5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 10290100 12/6/2005 12/6/2010 FLOATING/ 6.63 76,300,000.00 76,300,000.00 76,300,000.00 106,186,710.00 EUR 10430100 12/15/2005 12/15/2015 FLOATING/ 4.16 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 10510100 1/16/2006 1/16/2016 FLOATING/ 1 172,893,000.00 172,893,000.00 172,893,000.00 240,615,188.10 EUR 10590100 1/20/2006 1/20/2016 FIXED/ 2.5 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 10590200 10/1/2007 1/20/2016 FIXED/ 2.5 -70,000,000.00 -70,000,000.00 -70,000,000.00 -97,419,000.00 EUR 10650100 1/30/2006 1/30/2016 FLOATING/ 3.8 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 10890100 2/17/2006 2/17/2016 FLOATING/ 1 195,000,000.00 195,000,000.00 195,000,000.00 271,381,500.00 EUR 11500100 3/30/2006 3/30/2011 FLOATING/ 4.56 33,473,027.43 33,473,027.43 33,473,027.43 46,584,412.27 EUR 11580100 4/6/2006 10/15/2011 FIXED/ 3.63 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 11580200 6/25/2008 10/15/2011 FIXED/ 3.63 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 11580300 9/8/2008 10/15/2011 FIXED/ 3.63 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 11580400 12/2/2008 10/15/2011 FIXED/ 3.63 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 11600100 4/19/2006 4/19/2011 FLOATING/ 1.44 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 11720100 5/9/2006 5/9/2011 FLOATING/ 1.36 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 11840100 6/6/2006 6/6/2021 FIXED/ 4.5 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 12210100 7/27/2006 7/27/2016 FIXED/ 14.1 19,950,000.00 26,072,136.43 26,072,136.43 36,284,592.27 EUR 12230100 7/21/2006 7/21/2016 FLOATING/ 4.85 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 12230200 12/6/2007 7/21/2016 FLOATING/ 4.85 -16,133,000.00 -16,133,000.00 -16,133,000.00 -22,452,296.10 EUR 12230300 2/20/2008 7/21/2016 FLOATING/ 4.85 -10,405,000.00 -10,405,000.00 -10,405,000.00 -14,480,638.50 EUR 12230400 8/20/2008 7/21/2016 FLOATING/ 4.85 -13,000,000.00 -13,000,000.00 -13,000,000.00 -18,092,100.00 EUR 12300100 8/29/2006 8/29/2014 FIXED/ 4 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR 12300200 9/18/2006 8/29/2014 FIXED/ 4 25,000,000.00 25,000,000.00 25,000,000.00 34,792,500.00 EUR 12300300 10/17/2006 8/29/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 12300400 10/25/2006 8/29/2014 FIXED/ 4 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 12300500 11/16/2006 8/29/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 12300600 12/8/2006 8/29/2014 FIXED/ 4 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 12370100 9/8/2006 9/8/2010 FLOATING/ 14,657,383.66 14,657,383.66 14,657,383.66 20,398,680.84 EUR 12370200 9/8/2006 9/8/2010 FLOATING/ 10,879,419.76 10,879,419.76 10,879,419.76 15,140,888.48 EUR 12370300 11/3/2006 9/8/2010 FLOATING/ 11,070,110.70 11,070,110.70 11,070,110.70 15,406,273.06 EUR 12370400 11/30/2006 9/8/2010 FLOATING/ 10,879,419.76 10,879,419.76 10,879,419.76 15,140,888.48 EUR 12400100 9/18/2006 9/18/2031 FLOATING/ 20,000,000.00 20,000,000.00 20,000,000.00 27,834,000.00 EUR 12470100 9/22/2006 12/31/2035 FIXED/ 4.03 60,350,000.00 66,031,579.00 66,031,579.00 91,896,148.49 EUR 12540100 10/25/2006 10/15/2016 FIXED/ 3.88 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 12630100 11/24/2006 11/24/2010 FIXED/ 3.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 12630200 1/17/2007 11/24/2010 FIXED/ 3.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 12630300 6/18/2008 11/24/2010 FIXED/ 3.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 12630400 12/4/2008 11/24/2010 FIXED/ 3.75 750,000,000.00 750,000,000.00 750,000,000.00 1,043,775,000.00 EUR 12670100 12/12/2006 12/12/2011 FIXED/ 3.63 500,000,000.00 500,000,000.00 500,000,000.00 695,850,000.00 EUR 12680100 12/18/2006 12/18/2009 FIXED/ 3.53 150,000,000.00 150,000,000.00 150,000,000.00 208,755,000.00 EUR 12700100 1/8/2007 1/8/2027 FIXED/ 1.49 34,777,325.00 35,295,590.00 35,295,590.00 49,120,872.60 EUR 12700200 2/20/2007 1/8/2027 FIXED/ 1.49 12,013,985.00 12,193,022.00 12,193,022.00 16,969,028.72 EUR 12700300 7/23/2007 1/8/2027 FIXED/ 1.49 48,204,720.00 48,923,085.18 48,923,085.18 68,086,257.65 EUR 12700400 1/8/2008 1/8/2027 FIXED/ 1.93 18,626,000.00 18,626,000.00 18,626,000.00 25,921,804.20 EUR 12700500 10/8/2008 1/8/2027 FIXED/ 1.49 16,070,850.00 16,070,850.00 16,070,850.00 22,365,801.95 EUR 12710100 1/8/2007 1/8/2032 FIXED/ 1.47 29,780,750.00 30,217,340.52 30,217,340.52 42,053,472.80 EUR 12710200 2/20/2007 1/8/2032 FIXED/ 1.47 15,012,000.00 15,232,078.30 15,232,078.30 21,198,483.37 EUR 12710300 7/23/2007 1/8/2032 FIXED/ 1.47 42,290,750.00 42,910,739.10 42,910,739.10 59,718,875.61 EUR 12710400 1/8/2008 1/8/2032 FIXED/ 1.95 14,172,675.00 14,172,675.00 14,172,675.00 19,724,111.80 EUR 12710500 10/8/2008 1/8/2032 FIXED/ 1.5 7,723,950.00 7,723,950.00 7,723,950.00 10,749,421.22 EUR 12720100 1/8/2007 1/8/2037 FIXED/ 1.42 29,784,300.00 30,207,969.28 30,207,969.28 42,040,430.85 EUR 12720200 2/20/2007 1/8/2037 FIXED/ 1.42 20,063,490.00 20,348,884.80 20,348,884.80 28,319,542.98 EUR 12720300 7/23/2007 1/8/2037 FIXED/ 1.42 43,661,820.00 44,282,891.23 44,282,891.23 61,628,499.72 EUR 12720400 1/8/2008 1/8/2037 FIXED/ 1.94 14,311,320.00 14,311,320.00 14,311,320.00 19,917,064.04 EUR 12720500 10/8/2008 1/8/2037 FIXED/ 1.48 9,852,750.00 9,852,750.00 9,852,750.00 13,712,072.18 EUR 12730100 1/8/2007 1/8/2047 FIXED/ 1.29 24,828,550.00 25,148,708.48 25,148,708.48 34,999,457.59 EUR 12730200 2/20/2007 1/8/2047 FIXED/ 1.29 24,588,950.00 24,906,018.90 24,906,018.90 34,661,706.50 EUR 12730300 7/23/2007 1/8/2047 FIXED/ 1.29 30,758,650.00 31,155,275.77 31,155,275.77 43,358,797.29 EUR 12730400 1/8/2008 1/8/2047 FIXED/ 1.83 13,779,350.00 13,779,350.00 13,779,350.00 19,176,721.40 EUR 12730500 10/8/2008 1/8/2047 FIXED/ 1.37 10,690,350.00 10,690,350.00 10,690,350.00 14,877,760.10 EUR 12740100 1/8/2007 1/8/2057 FIXED/ 1.14 24,841,025.00 25,124,967.79 25,124,967.79 34,966,417.67 EUR 12740200 2/20/2007 1/8/2057 FIXED/ 1.14 25,322,550.00 25,611,996.81 25,611,996.81 35,644,215.96 EUR 12760100 1/8/2007 1/8/2010 FLOATING/ 6.65 17,534,630.90 17,534,630.90 17,534,630.90 24,402,945.82 EUR 12760200 1/8/2007 1/8/2010 FLOATING/ 6.65 17,574,692.44 17,574,692.44 17,574,692.44 24,458,699.47 EUR 12940100 2/2/2007 2/2/2037 FIXED/ 4.75 200,000,000.00 200,000,000.00 200,000,000.00 278,340,000.00 EUR 12950100 2/19/2007 2/19/2013 FIXED/ 4.25 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 12950200 1/24/2008 2/19/2013 FIXED/ 4.25 -15,500,000.00 -15,500,000.00 -15,500,000.00 -21,571,350.00 EUR 12990100 2/23/2007 8/24/2009 FLOATING/ 10.65 18,081,220.84 18,081,220.84 18,081,220.84 25,163,635.04 EUR 13020100 3/9/2007 3/9/2009 FIXED/ 3.63 120,000,000.00 120,000,000.00 120,000,000.00 167,004,000.00 EUR 13070100 3/7/2007 4/15/2024 FIXED/ 4.13 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,175,100,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR 13150100 4/4/2007 4/4/2010 FLOATING/ 10.99 23,467,567.82 23,467,567.82 23,467,567.82 32,659,814.14 EUR 13420100 7/3/2007 10/15/2017 FIXED/ 4.75 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 13440100 7/5/2007 6/28/2012 FLOATING/ 600,000,000.00 600,000,000.00 600,000,000.00 835,020,000.00 EUR 13460100 7/13/2007 12/15/2009 FIXED/ 4.5 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,783,400,000.00 EUR 13680100 10/16/2007 10/16/2012 FLOATING/ 19,319,938.18 19,319,938.18 19,319,938.18 26,887,557.97 EUR 13680200 5/6/2008 10/16/2012 FLOATING/ 18,882,175.23 18,882,175.23 18,882,175.23 26,278,323.27 EUR 13720100 10/26/2007 10/26/2009 FLOATING/ 7.55 14,947,683.11 14,947,683.11 14,947,683.11 20,802,690.58 EUR 13730100 10/24/2007 4/15/2013 FIXED/ 4.38 5,000,000,000.00 5,000,000,000.00 5,000,000,000.00 6,958,500,000.00 EUR 13790100 11/14/2007 10/15/2014 FIXED/ 4.25 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,175,100,000.00 EUR 13790200 1/17/2008 10/15/2014 FIXED/ 4.25 2,000,000,000.00 2,000,000,000.00 2,000,000,000.00 2,783,400,000.00 EUR 14120100 3/31/2008 3/31/2014 FLOATING/ 160,855,000.00 160,855,000.00 160,855,000.00 223,861,903.50 EUR 14230100 5/16/2008 5/16/2014 67,326,000.00 67,326,000.00 67,326,000.00 93,697,594.20 EUR 14370100 5/7/2008 4/15/2015 FIXED/ 4.25 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,175,100,000.00 EUR 14380100 6/30/2008 6/30/2014 FLOATING/ 15,254,000.00 15,254,000.00 15,254,000.00 21,228,991.80 EUR 14410100 6/30/2008 6/30/2014 FLOATING/ 4.5 180,000,000.00 180,000,000.00 180,000,000.00 250,506,000.00 EUR 14600100 7/16/2008 4/15/2011 FIXED/ 4.75 3,000,000,000.00 3,000,000,000.00 3,000,000,000.00 4,175,100,000.00 EUR 14630100 8/5/2008 8/5/2010 FIXED/ 4.75 1,000,000,000.00 1,000,000,000.00 1,000,000,000.00 1,391,700,000.00 EUR 14820100 11/28/2008 11/28/2013 FIXED/ 3.43 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 14840100 10/31/2008 10/31/2013 FIXED/ 3.59 51,148,500.00 51,148,500.00 51,148,500.00 71,183,367.45 EUR 14850100 12/12/2008 12/12/2015 FIXED/ 3.32 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR 14870100 12/29/2008 12/29/2013 FIXED/ 2.83 50,000,000.00 50,000,000.00 50,000,000.00 69,585,000.00 EUR 14920100 12/8/2008 6/20/2018 FLOATING/ 1.3 40,000,000.00 40,000,000.00 40,000,000.00 55,668,000.00 EUR 14940100 12/19/2008 2/15/2013 FIXED/ 2.85 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR XS0393535710 10/13/2008 1/13/2009 FIXED/ 2 3,100,000.00 3,100,000.00 3,100,000.00 4,314,270.00 EUR XS0398306398 11/6/2008 5/6/2009 FIXED/ 2.9 30,000,000.00 30,000,000.00 30,000,000.00 41,751,000.00 EUR XS0398579952 11/7/2008 5/7/2009 FIXED/ 3.14 40,000,000.00 40,000,000.00 40,000,000.00 55,668,000.00 EUR XS0398579952 11/7/2008 5/7/2009 FIXED/ 3.14 40,000,000.00 40,000,000.00 40,000,000.00 55,668,000.00 EUR XS0399243665 11/12/2008 1/12/2009 FIXED/ 1.7 5,000,000.00 5,000,000.00 5,000,000.00 6,958,500.00 EUR XS0399523439 11/13/2008 5/13/2009 FIXED/ 3 33,500,000.00 33,500,000.00 33,500,000.00 46,621,950.00 EUR XS0399523439 11/13/2008 5/13/2009 FIXED/ 3.025 125,000,000.00 125,000,000.00 125,000,000.00 173,962,500.00 EUR XS0399523512 11/14/2008 5/14/2009 FIXED/ 3 99,500,000.00 99,500,000.00 99,500,000.00 138,474,150.00 EUR XS0399523512 11/14/2008 5/14/2009 FIXED/ 3 100,000,000.00 100,000,000.00 100,000,000.00 139,170,000.00 EUR XS0399523512 11/14/2008 5/14/2009 FIXED/ 3.05 500,000,000.00 500,000,000.00 500,000,000.00 695,850,000.00 EUR XS0399523512 11/14/2008 5/14/2009 FIXED/ 2.95 12,000,000.00 12,000,000.00 12,000,000.00 16,700,400.00 EUR XS0399523512 11/14/2008 5/14/2009 FIXED/ 2.98 500,000,000.00 500,000,000.00 500,000,000.00 695,850,000.00 EUR XS0399825529 11/17/2008 5/18/2009 FIXED/ 2.7 20,000,000.00 20,000,000.00 20,000,000.00 27,834,000.00 EUR XS0399825529 11/17/2008 5/18/2009 FIXED/ 2.7 30,000,000.00 30,000,000.00 30,000,000.00 41,751,000.00 EUR XS0399825529 11/17/2008 5/18/2009 FIXED/ 2.72 35,000,000.00 35,000,000.00 35,000,000.00 48,709,500.00 EUR XS0400403829 11/19/2008 2/19/2009 FIXED/ 2.42 60,000,000.00 60,000,000.00 60,000,000.00 83,502,000.00 EUR XS0400625488 11/20/2008 2/20/2009 FIXED/ 2.58 9,000,000.00 9,000,000.00 9,000,000.00 12,525,300.00 EUR XS0400625488 11/20/2008 2/20/2009 FIXED/ 2.58 18,000,000.00 18,000,000.00 18,000,000.00 25,050,600.00 EUR XS0400625488 11/20/2008 2/20/2009 FIXED/ 2.58 14,000,000.00 14,000,000.00 14,000,000.00 19,483,800.00 EUR XS0400625488 11/20/2008 2/20/2009 FIXED/ 2.58 70,450,000.00 70,450,000.00 70,450,000.00 98,045,265.00 EUR XS0400625488 11/20/2008 2/20/2009 FIXED/ 2.58 750,000,000.00 750,000,000.00 750,000,000.00 1,043,775,000.00 EUR XS0401862718 11/27/2008 2/27/2009 FIXED/ 2.08 20,000,000.00 20,000,000.00 20,000,000.00 27,834,000.00 EUR XS0402111875 11/28/2008 2/27/2009 FIXED/ 2.18 10,000,000.00 10,000,000.00 10,000,000.00 13,917,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD EUR XS0402111875 11/28/2008 2/27/2009 FIXED/ 2.15 10,000,000.00 10,000,000.00 10,000,000.00 13,917,000.00 EUR XS0402111875 11/28/2008 2/27/2009 FIXED/ 2.18 80,000,000.00 80,000,000.00 80,000,000.00 111,336,000.00 EUR XS0402706559 12/1/2008 3/2/2009 FIXED/ 2.04 15,000,000.00 15,000,000.00 15,000,000.00 20,875,500.00 EUR XS0403239709 12/2/2008 3/2/2009 FIXED/ 2.08 5,000,000.00 5,000,000.00 5,000,000.00 6,958,500.00 EUR XS0403535932 12/3/2008 3/4/2009 FIXED/ 2.06 10,000,000.00 10,000,000.00 10,000,000.00 13,917,000.00 EUR XS0405663179 12/12/2008 3/12/2009 FIXED/ 1.68 35,000,000.00 35,000,000.00 35,000,000.00 48,709,500.00 108,013,120,689.66 107,758,783,558.61 107,758,783,558.61 149,967,899,078.52 Currency: GBP GBP 00030100 12/9/1988 12/9/2009 FIXED/ 9.5 100,000,000.00 500,000,000.00 524,934,383.20 730,551,181.10 GBP 00030200 12/11/1989 12/9/2009 FIXED/ 9.5 -19,500,000.00 -19,500,000.00 -20,472,440.94 -28,491,496.06 GBP 00030300 12/9/1990 12/9/2009 FIXED/ 9.5 -9,750,000.00 -9,750,000.00 -10,236,220.47 -14,245,748.03 GBP 00030400 12/9/1991 12/9/2009 FIXED/ 9.5 -1,750,000.00 -1,750,000.00 -1,837,270.34 -2,556,929.13 GBP 00130100 7/30/1991 1/2/2011 FIXED/ 10.91 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 00210100 2/14/1995 8/25/2017 FIXED/ 8.75 500,000,000.00 500,000,000.00 524,934,383.20 730,551,181.10 GBP 00210200 6/9/2000 8/25/2017 FIXED/ 8.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 00210300 10/11/2000 8/25/2017 FIXED/ 8.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 00210400 11/14/2000 8/25/2017 FIXED/ 8.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 00210500 11/21/2000 8/25/2017 FIXED/ 8.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01340100 3/25/1998 12/7/2028 FIXED/ 6 750,000,000.00 750,000,000.00 787,401,574.80 1,095,826,771.65 GBP 01340200 7/3/1998 12/7/2028 FIXED/ 6 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01340300 10/1/1998 12/7/2028 FIXED/ 6 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01340400 10/6/1998 12/7/2028 FIXED/ 6 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01340500 12/7/1998 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01340600 2/25/1999 12/7/2028 FIXED/ 6 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01340700 10/19/1999 12/7/2028 FIXED/ 6 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01340800 11/22/1999 12/7/2028 FIXED/ 6 175,000,000.00 175,000,000.00 183,727,034.12 255,692,913.39 GBP 01340900 1/7/2000 12/7/2028 FIXED/ 6 125,000,000.00 125,000,000.00 131,233,595.80 182,637,795.28 GBP 01341000 2/11/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341100 3/6/2000 12/7/2028 FIXED/ 6 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01341200 3/15/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341300 3/30/2000 12/7/2028 FIXED/ 6 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01341400 4/6/2000 12/7/2028 FIXED/ 6 350,000,000.00 350,000,000.00 367,454,068.24 511,385,826.77 GBP 01341500 4/19/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341600 5/9/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341700 5/24/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341800 7/12/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01341900 9/1/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01342000 9/18/2000 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01342100 1/12/2001 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01342200 6/17/2004 12/7/2028 FIXED/ 6 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01342300 3/15/2002 12/7/2028 FIXED/ 6 -50,000,000.00 -50,000,000.00 -52,493,438.32 -73,055,118.11 GBP 01342400 10/24/2001 12/7/2028 FIXED/ 6 -15,000,000.00 -15,000,000.00 -15,748,031.50 -21,916,535.43 GBP 01342500 12/17/2001 12/7/2028 FIXED/ 6 -40,000,000.00 -40,000,000.00 -41,994,750.66 -58,444,094.49 GBP 01342600 12/30/2003 12/7/2028 FIXED/ 6 -25,000,000.00 -25,000,000.00 -26,246,719.16 -36,527,559.06 GBP 01342700 6/4/2008 12/7/2028 FIXED/ 6 -25,000,000.00 -25,000,000.00 -26,246,719.16 -36,527,559.06

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 01420100 10/12/1998 6/7/2021 FIXED/ 5.38 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01420200 5/4/1999 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01420300 6/7/1999 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01420400 10/8/1999 6/7/2021 FIXED/ 5.38 125,000,000.00 125,000,000.00 131,233,595.80 182,637,795.28 GBP 01420500 11/5/1999 6/7/2021 FIXED/ 5.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01420600 11/12/1999 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01420700 12/8/1999 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01420800 2/8/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01420900 4/19/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01421000 5/11/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01421100 6/22/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01421200 9/14/2000 6/7/2021 FIXED/ 5.38 175,000,000.00 175,000,000.00 183,727,034.12 255,692,913.39 GBP 01421300 10/5/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01421400 11/30/2000 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01421500 1/12/2001 6/7/2021 FIXED/ 5.38 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01421600 8/30/2002 6/7/2021 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01470100 11/6/1998 12/7/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01470200 2/1/1999 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01470300 3/19/1999 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01470400 4/20/1999 12/7/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01470500 6/29/1999 12/7/2009 FIXED/ 5.5 125,000,000.00 125,000,000.00 131,233,595.80 182,637,795.28 GBP 01470600 7/13/1999 12/7/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01470700 11/17/1999 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01470800 2/28/2000 12/7/2009 FIXED/ 5.5 500,000,000.00 500,000,000.00 524,934,383.20 730,551,181.10 GBP 01470900 4/7/2000 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01471000 5/18/2000 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01471100 6/6/2000 12/7/2009 FIXED/ 5.5 175,000,000.00 175,000,000.00 183,727,034.12 255,692,913.39 GBP 01471200 6/29/2000 12/7/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01471300 10/13/2000 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01471400 4/30/2004 12/7/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01471500 6/29/2004 12/7/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01471600 7/15/2004 12/7/2009 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01471700 10/3/2005 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01471800 10/24/2005 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01471900 4/11/2006 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01472000 4/26/2007 12/7/2009 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01472100 6/20/2007 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01472200 7/13/2007 12/7/2009 FIXED/ 5.5 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01472300 9/12/2007 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01472400 9/27/2007 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01472500 10/19/2007 12/7/2009 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01590100 2/19/1999 12/7/2028 FIXED/ 4.8 123,575,000.00 123,575,000.00 129,737,532.81 180,555,724.41 GBP 01590200 10/18/2000 12/7/2028 FIXED/ 5.11 40,009,125.00 40,009,125.00 42,004,330.71 58,457,427.05 GBP 01590300 12/20/2000 12/7/2028 FIXED/ 4.72 55,140,000.00 55,140,000.00 57,889,763.78 80,565,184.25 GBP 01590400 4/26/2001 12/7/2028 FIXED/ 5.16 24,895,000.00 24,895,000.00 26,136,482.94 36,374,143.31 GBP 01610100 4/1/1999 3/15/2038 FIXED/ 4.5 49,792,301.00 49,792,301.00 52,275,381.63 72,751,648.61

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 01610200 4/26/2001 3/15/2038 FIXED/ 5.14 74,932,500.00 74,932,500.00 78,669,291.34 109,484,052.76 GBP 01620100 4/27/1999 4/15/2039 FIXED/ 5 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01620200 4/28/2000 4/15/2039 FIXED/ 5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01620300 6/14/2000 4/15/2039 FIXED/ 5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01620400 7/10/2000 4/15/2039 FIXED/ 5 125,000,000.00 125,000,000.00 131,233,595.80 182,637,795.28 GBP 01620500 7/21/2000 4/15/2039 FIXED/ 5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01620600 11/29/2000 4/15/2039 FIXED/ 5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01620700 12/28/2000 4/15/2039 FIXED/ 5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01620800 3/15/2001 4/15/2039 FIXED/ 5 110,000,000.00 110,000,000.00 115,485,564.30 160,721,259.84 GBP 01620900 6/22/2004 4/15/2039 FIXED/ 5 125,000,000.00 125,000,000.00 131,233,595.80 182,637,795.28 GBP 01621000 8/16/2004 4/15/2039 FIXED/ 5 65,000,000.00 65,000,000.00 68,241,469.82 94,971,653.54 GBP 01621100 1/18/2006 4/15/2039 FIXED/ 5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01621200 6/1/2006 4/15/2039 FIXED/ 5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01621300 8/17/2006 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621400 9/15/2006 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621500 10/11/2006 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621600 11/9/2006 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621700 3/21/2007 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621800 4/24/2007 4/15/2039 FIXED/ 5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01621900 5/16/2007 4/15/2039 FIXED/ 5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01690100 6/15/1999 3/15/2038 FIXED/ 5.14 33,319,663.88 33,319,663.88 34,981,274.41 48,683,439.60 GBP 01720100 7/6/1999 4/1/2040 FLOATING/ 9.95 530,000,000.00 522,777,166.00 548,847,418.37 763,830,952.15 GBP 01790100 10/22/1999 4/15/2014 FIXED/ 6.25 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01790200 1/17/2000 4/15/2014 FIXED/ 6.25 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 01790300 2/21/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790400 7/12/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790500 7/26/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790600 8/4/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790700 10/5/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790800 10/17/2000 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01790900 10/23/2000 4/15/2014 FIXED/ 6.25 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 01791000 1/10/2001 4/15/2014 FIXED/ 6.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01791100 8/6/2001 4/15/2014 FIXED/ 6.25 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01791200 5/27/2005 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791300 6/10/2005 4/15/2014 FIXED/ 6.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01791400 8/30/2005 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791500 11/14/2005 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791600 11/29/2005 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791700 5/24/2006 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791800 8/7/2007 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01791900 1/18/2008 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01792000 1/31/2008 4/15/2014 FIXED/ 6.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01920100 4/18/2000 4/15/2025 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01920200 5/3/2000 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01920300 1/5/2001 4/15/2025 FIXED/ 5.5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01920400 9/24/2002 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 01920500 10/25/2002 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01920600 3/25/2004 4/15/2025 FIXED/ 5.5 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01920700 7/14/2004 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01920800 7/23/2004 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01920900 9/2/2004 4/15/2025 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01921000 1/13/2006 4/15/2025 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01921100 2/3/2006 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01921200 1/24/2008 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01921300 2/14/2008 4/15/2025 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01960100 7/18/2000 6/7/2032 FIXED/ 5.63 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 01960200 8/7/2000 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01960300 9/14/2000 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01960400 9/27/2000 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01960500 10/17/2000 6/7/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01960600 3/21/2001 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01960700 4/24/2001 6/7/2032 FIXED/ 5.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01960800 5/10/2001 6/7/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01960900 7/5/2001 6/7/2032 FIXED/ 5.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 01961000 10/21/2002 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01961100 4/2/2004 6/7/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01961200 6/11/2004 6/7/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01961300 6/25/2004 6/7/2032 FIXED/ 5.63 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 01961400 7/12/2004 6/7/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01961500 9/3/2004 6/7/2032 FIXED/ 5.63 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 01961600 2/7/2006 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01961700 5/4/2006 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01961800 9/1/2006 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01961900 11/14/2006 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01962000 7/27/2007 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01962100 8/14/2007 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 01962200 3/27/2008 6/7/2032 FIXED/ 5.63 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02020100 11/6/2000 4/16/2020 FLOATING/ 2.65 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 02020200 12/5/2000 4/16/2020 FLOATING/ 2.65 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02110100 1/3/2001 12/7/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 02110200 1/12/2001 12/7/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 02110300 2/8/2001 12/7/2011 FIXED/ 5.5 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 02110400 8/17/2001 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02110500 8/24/2001 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02110600 8/30/2002 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02110700 9/16/2002 12/7/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 02110800 2/3/2003 12/7/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 02110900 2/14/2005 12/7/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 02111000 5/3/2005 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111100 10/6/2005 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111200 11/3/2005 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111300 11/18/2005 12/7/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 02111400 5/16/2006 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111500 6/29/2007 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111600 9/13/2007 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111700 11/9/2007 12/7/2011 FIXED/ 5.5 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 02111800 11/14/2007 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02111900 3/7/2008 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02112000 3/28/2008 12/7/2011 FIXED/ 5.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 02112100 5/19/2008 12/7/2011 FIXED/ 5.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 02220100 4/30/2001 4/30/2031 FLOATING/ 1.2 30,646,000.00 25,204,802.70 26,461,735.12 36,826,796.76 GBP 02240100 5/17/2001 3/31/2034 FLOATING/ 2.95 70,000,000.00 63,662,760.00 66,837,543.31 93,017,809.02 GBP 02280100 7/23/2001 7/22/2030 FLOATING/ 2.4 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 02280200 6/4/2004 7/22/2030 FLOATING/ 2.4 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 02370100 10/23/2001 3/31/2010 FIXED/ 5.17 4,783,044.80 4,783,044.80 5,021,569.34 6,988,518.06 GBP 02380100 10/23/2001 4/2/2013 FIXED/ 5.13 8,769,786.30 8,769,786.30 9,207,124.72 12,813,555.48 GBP 02390100 10/23/2001 3/31/2014 FIXED/ 5.09 8,276,426.20 8,276,426.20 8,689,161.36 12,092,705.87 GBP 02400100 10/23/2001 3/31/2016 FIXED/ 5.06 2,647,620.00 2,647,620.00 2,779,653.54 3,868,443.84 GBP 02410100 10/23/2001 3/31/2017 FIXED/ 5.04 6,025,265.80 6,025,265.80 6,325,738.37 8,803,530.09 GBP 02420100 10/23/2001 3/31/2020 FIXED/ 4.94 6,573,167.30 6,573,167.30 6,900,963.04 9,604,070.27 GBP 02430100 10/23/2001 3/31/2021 FIXED/ 4.91 6,071,540.00 6,071,540.00 6,374,320.21 8,871,141.44 GBP 03440100 6/25/2002 5/26/2017 FIXED/ 9.88 67,220,000.00 67,220,000.00 70,572,178.48 98,215,300.79 GBP 03450100 6/25/2002 1/25/2019 FIXED/ 6.88 35,261,000.00 35,261,000.00 37,019,422.57 51,519,930.39 GBP 03850100 12/18/2002 8/16/2013 FLOATING/ 2.6 120,000,000.00 120,000,000.00 125,984,251.97 175,332,283.46 GBP 03870100 1/14/2003 10/15/2018 FIXED/ 4.75 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 03870200 1/29/2003 10/15/2018 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03870300 5/23/2005 10/15/2018 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03870400 7/8/2005 10/15/2018 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03870500 1/18/2008 10/15/2018 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03870600 2/15/2008 10/15/2018 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03870700 4/1/2008 10/15/2018 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03920100 1/14/2003 1/14/2013 FIXED/ 4.5 350,000,000.00 350,000,000.00 367,454,068.24 511,385,826.77 GBP 03920200 1/21/2003 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03920300 5/20/2003 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03920400 6/10/2004 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03920500 1/7/2005 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03920600 1/25/2005 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03920700 8/5/2005 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03920800 8/18/2005 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03920900 11/10/2005 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03921000 11/17/2005 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921100 11/28/2005 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03921200 5/15/2006 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921300 8/11/2006 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921400 8/31/2006 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921500 9/22/2006 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03921600 2/15/2007 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921700 6/14/2007 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 03921800 8/30/2007 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03921900 1/31/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922000 3/11/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922100 3/13/2008 1/14/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 03922200 3/19/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922300 4/2/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922400 4/24/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922500 5/27/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 03922600 9/25/2008 1/14/2013 FIXED/ 4.5 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04030100 2/7/2003 12/7/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 04030200 2/26/2004 12/7/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 04030300 1/21/2005 12/7/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 04030400 7/28/2005 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04030500 7/28/2005 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04030600 8/12/2005 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04030700 8/26/2005 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04030800 10/4/2005 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04030900 10/18/2005 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04031000 10/26/2005 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04031100 11/16/2005 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04031200 3/1/2006 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04031300 3/27/2006 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04031400 4/21/2006 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04031500 5/3/2006 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04031600 1/15/2007 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04031700 1/15/2007 12/7/2010 FIXED/ 4.25 500,000,000.00 500,000,000.00 524,934,383.20 730,551,181.10 GBP 04031800 5/23/2007 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04031900 9/10/2007 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04032000 9/14/2007 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04032100 9/14/2007 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04032200 10/4/2007 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04032300 10/4/2007 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04032400 10/19/2007 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04032500 3/13/2008 12/7/2010 FIXED/ 4.25 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 04032600 7/15/2008 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04032700 10/2/2008 12/7/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 04240100 2/14/2003 1/10/2023 FIXED/ 4.36 387,808,473.00 312,913,843.00 328,518,470.34 457,199,155.17 GBP 04350100 2/26/2003 3/31/2031 FLOATING/ 2.19 105,000,000.00 98,367,465.00 103,272,929.13 143,724,935.48 GBP 05380100 7/9/2003 3/31/2038 FLOATING/ 2.28 50,000,000.00 47,773,550.00 50,155,958.01 69,802,046.76 GBP 06420100 12/29/2003 6/15/2015 FLOATING/ 0.76 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 06470100 1/15/2004 9/30/2034 FLOATING/ 2.3 100,000,000.00 96,012,500.00 100,800,524.93 140,284,090.55 GBP 07600100 10/12/2004 10/12/2054 FIXED/ 4.63 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 07600200 3/10/2006 10/12/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 07600300 3/10/2006 10/12/2054 FIXED/ 4.63 25,000,000.00 25,000,000.00 26,246,719.16 36,527,559.06 GBP 07600400 5/31/2006 10/12/2054 FIXED/ 4.63 40,000,000.00 40,000,000.00 41,994,750.66 58,444,094.49 GBP 07600500 5/31/2006 10/12/2054 FIXED/ 4.63 20,000,000.00 20,000,000.00 20,997,375.33 29,222,047.24

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 07600600 10/12/2006 10/12/2054 FIXED/ 4.63 75,000,000.00 75,000,000.00 78,740,157.48 109,582,677.17 GBP 07600700 11/9/2006 10/12/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 07600800 4/27/2007 10/12/2054 FIXED/ 4.63 40,000,000.00 40,000,000.00 41,994,750.66 58,444,094.49 GBP 07600900 6/25/2007 10/12/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 07601000 8/24/2007 10/12/2054 FIXED/ 4.63 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 07960100 12/15/2004 9/30/2037 FLOATING/ 1.94 175,000,000.00 175,000,000.00 183,727,034.12 255,692,913.39 GBP 08180100 2/8/2005 6/6/2012 FIXED/ 4.75 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 08180200 6/6/2005 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08180300 7/25/2005 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08180400 8/19/2005 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08180500 8/30/2005 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08180600 9/8/2005 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08180700 10/6/2005 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08180800 11/14/2005 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08180900 5/15/2006 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181000 6/15/2007 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181100 7/18/2007 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181200 7/18/2007 6/6/2012 FIXED/ 4.75 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 08181300 8/9/2007 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181400 8/9/2007 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181500 8/10/2007 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181600 1/16/2008 6/6/2012 FIXED/ 4.75 450,000,000.00 450,000,000.00 472,440,944.88 657,496,062.99 GBP 08181700 1/28/2008 6/6/2012 FIXED/ 4.75 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 08181800 2/4/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08181900 2/28/2008 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08182000 3/14/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182100 3/25/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182200 4/8/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182300 4/16/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182400 4/30/2008 6/6/2012 FIXED/ 4.75 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 08182500 5/15/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182600 6/19/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08182700 10/1/2008 6/6/2012 FIXED/ 4.75 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 08670100 5/4/2005 3/31/2038 FLOATING/ 1.94 115,000,000.00 115,000,000.00 120,734,908.14 168,026,771.65 GBP 09030100 7/8/2005 7/8/2015 FIXED/ 4.38 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 09030200 7/26/2005 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030300 9/21/2005 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030400 11/16/2005 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030500 11/23/2005 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030600 1/12/2006 7/8/2015 FIXED/ 4.38 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 09030700 11/7/2006 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030800 12/12/2006 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09030900 1/21/2008 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09031000 3/11/2008 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09031100 3/28/2008 7/8/2015 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 09031200 10/8/2008 7/8/2015 FIXED/ 4.38 550,000,000.00 550,000,000.00 577,427,821.52 803,606,299.21

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP 09650100 9/23/2005 9/23/2035 FIXED/ 6.01 20,000,000.00 23,830,434.00 25,018,828.35 34,818,703.41 GBP 10210100 11/30/2005 7/26/2016 FLOATING/ 1.65 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 10210200 6/2/2006 7/26/2016 FLOATING/ 1.65 197,102,000.00 197,102,000.00 206,931,233.60 287,986,197.80 GBP 11540100 3/23/2006 3/6/2009 FIXED/ 4.38 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 11540200 7/27/2006 3/6/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 11540300 8/11/2006 3/6/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 11540400 9/5/2006 3/6/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 11540500 10/2/2006 3/6/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 11540600 11/7/2006 3/6/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 11540700 1/11/2007 3/6/2009 FIXED/ 4.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 11540800 1/19/2007 3/6/2009 FIXED/ 4.38 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 11540900 3/6/2007 3/6/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 11541000 4/13/2007 3/6/2009 FIXED/ 4.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 12600100 11/17/2006 9/7/2016 FIXED/ 4.88 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 12600200 5/16/2007 9/7/2016 FIXED/ 4.88 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 12600300 6/14/2007 9/7/2016 FIXED/ 4.87 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 12600400 7/10/2007 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12600500 7/30/2007 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12600600 8/9/2007 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12600700 8/14/2007 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12600800 1/14/2008 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12600900 2/6/2008 9/7/2016 FIXED/ 4.88 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 12601000 3/18/2008 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12601100 3/31/2008 9/7/2016 FIXED/ 4.88 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 12601200 10/10/2008 9/7/2016 FIXED/ 4.88 325,000,000.00 325,000,000.00 341,207,349.08 474,858,267.72 GBP 13140100 3/30/2007 3/7/2011 FIXED/ 5.38 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP 13140200 11/30/2007 3/7/2011 FIXED/ 5.37 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 13140300 11/30/2007 3/7/2011 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 13140400 1/17/2008 3/7/2011 FIXED/ 5.38 200,000,000.00 200,000,000.00 209,973,753.28 292,220,472.44 GBP 13140500 5/8/2008 3/7/2011 FIXED/ 5.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 13140600 5/19/2008 3/7/2011 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 13140700 5/19/2008 3/7/2011 FIXED/ 5.38 150,000,000.00 150,000,000.00 157,480,314.96 219,165,354.33 GBP 13140800 7/3/2008 3/7/2011 FIXED/ 5.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 13210100 4/18/2007 3/7/2044 FIXED/ 4.5 350,000,000.00 350,000,000.00 367,454,068.24 511,385,826.77 GBP 13210200 6/26/2007 3/7/2044 FIXED/ 4.5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 13210300 7/31/2007 3/7/2044 FIXED/ 4.5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 13210400 2/22/2008 3/7/2044 FIXED/ 4.5 50,000,000.00 50,000,000.00 52,493,438.32 73,055,118.11 GBP 13330100 5/31/2007 3/7/2019 FIXED/ 5.38 250,000,000.00 250,000,000.00 262,467,191.60 365,275,590.55 GBP 13430100 7/4/2007 7/18/2019 FIXED/ 8.94 47,000,000.00 47,000,000.00 49,343,832.02 68,671,811.02 GBP 13490100 8/6/2007 11/22/2017 FLOATING/ 2.38 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 13510100 8/8/2007 11/22/2022 FLOATING/ 2.1 100,000,000.00 100,000,000.00 104,986,876.64 146,110,236.22 GBP 13600100 9/18/2007 10/18/2012 FLOATING/ 1.51 145,000,000.00 145,000,000.00 152,230,971.13 211,859,842.52 GBP 14770100 10/6/2008 3/7/2012 FIXED/ 5 300,000,000.00 300,000,000.00 314,960,629.92 438,330,708.66 GBP XS0399590206 11/13/2008 5/13/2009 FIXED/ 2.98 7,000,000.00 7,000,000.00 7,349,081.36 10,227,716.54 GBP XS0401836555 11/26/2008 2/26/2009 FIXED/ 1.47 5,300,000.00 5,300,000.00 5,564,304.46 7,743,842.52 GBP XS0402136609 11/28/2008 2/27/2009 FIXED/ 1.72 22,000,000.00 22,000,000.00 23,097,112.86 32,144,251.97

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD GBP XS0402530330 12/1/2008 3/2/2009 FIXED/ 1.55 20,000,000.00 20,000,000.00 20,997,375.33 29,222,047.24 GBP XS0406817360 12/23/2008 1/23/2009 FIXED/ 0.85 34,000,000.00 34,000,000.00 35,695,538.06 49,677,480.31 45,142,147,913.28 45,439,235,960.98 47,705,234,604.70 66,391,374,999.37 Currency: HKD HKD 01710100 7/6/1999 7/6/2009 FIXED/ 8.75 300,000,000.00 300,000,000.00 27,814,348.50 38,709,228.80 HKD 02090100 12/20/2000 12/20/2010 FIXED/ 7.48 200,000,000.00 200,000,000.00 18,542,899.00 25,806,152.53 HKD 06920100 4/15/2004 12/27/2019 FIXED/ 4.96 121,596,535.47 121,596,535.47 11,273,761.38 15,689,693.71 HKD 07210100 6/9/2004 12/29/2017 FIXED/ 5.57 128,431,083.28 128,431,083.28 11,907,423.03 16,571,560.63 HKD 07480100 9/22/2004 12/30/2013 FIXED/ 4.63 90,009,000.00 90,009,000.00 8,345,138.98 11,613,929.92 840,036,618.75 840,036,618.75 77,883,570.88 108,390,565.59 Currency: HUF HUF 03470100 7/18/2002 10/15/2012 FIXED/ 5.38 10,000,000,000.00 10,000,000,000.00 37,495,313.09 52,182,227.22 HUF 06910100 5/5/2004 5/5/2009 FIXED/ 8.25 13,000,000,000.00 13,000,000,000.00 48,743,907.01 67,836,895.39 HUF 06910200 7/8/2004 5/5/2009 FIXED/ 8.25 7,000,000,000.00 7,000,000,000.00 26,246,719.16 36,527,559.06 HUF 06910300 9/10/2004 5/5/2009 FIXED/ 8.25 8,000,000,000.00 8,000,000,000.00 29,996,250.47 41,745,781.78 HUF 06910400 10/19/2004 5/5/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 22,497,187.85 31,309,336.33 HUF 06910500 11/17/2004 5/5/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 22,497,187.85 31,309,336.33 HUF 06910600 2/23/2007 5/5/2009 FIXED/ 8.25 6,000,000,000.00 6,000,000,000.00 22,497,187.85 31,309,336.33 HUF 06910700 3/6/2008 5/5/2009 FIXED/ 8.25 4,000,000,000.00 4,000,000,000.00 14,998,125.23 20,872,890.89 HUF 07140100 6/8/2004 1/8/2010 FIXED/ 8 13,000,000,000.00 13,000,000,000.00 48,743,907.01 67,836,895.39 HUF 07140200 11/25/2004 1/8/2010 FIXED/ 8 5,000,000,000.00 5,000,000,000.00 18,747,656.54 26,091,113.61 HUF 07140300 12/20/2004 1/8/2010 FIXED/ 8 4,000,000,000.00 4,000,000,000.00 14,998,125.23 20,872,890.89 HUF 07140400 2/13/2007 1/8/2010 FIXED/ 8 2,500,000,000.00 2,500,000,000.00 9,373,828.27 13,045,556.81 HUF 07140500 2/22/2008 1/8/2010 FIXED/ 8 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 07140600 3/12/2008 1/8/2010 FIXED/ 8 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 07860100 11/24/2004 8/10/2010 FIXED/ 7.75 13,000,000,000.00 13,000,000,000.00 48,743,907.01 67,836,895.39 HUF 07860200 10/24/2006 8/10/2010 FIXED/ 7.75 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 07860300 4/10/2008 8/10/2010 FIXED/ 7.75 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 07950100 1/5/2005 1/5/2015 FIXED/ 6.5 13,000,000,000.00 13,000,000,000.00 48,743,907.01 67,836,895.39 HUF 07950200 4/19/2006 1/5/2015 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 07950300 1/9/2008 1/5/2015 FIXED/ 6.5 5,000,000,000.00 5,000,000,000.00 18,747,656.54 26,091,113.61 HUF 08010100 1/24/2005 1/27/2009 FIXED/ 6.5 13,000,000,000.00 13,000,000,000.00 48,743,907.01 67,836,895.39 HUF 08010200 4/13/2005 1/27/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 08010300 5/20/2005 1/27/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 08010400 6/28/2005 1/27/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 08010500 12/21/2005 1/27/2009 FIXED/ 6.5 3,500,000,000.00 3,500,000,000.00 13,123,359.58 18,263,779.53 HUF 08010600 3/24/2006 1/27/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 08010700 4/12/2006 1/27/2009 FIXED/ 6.5 5,000,000,000.00 5,000,000,000.00 18,747,656.54 26,091,113.61 HUF 08010800 2/26/2007 1/27/2009 FIXED/ 6.5 3,000,000,000.00 3,000,000,000.00 11,248,593.93 15,654,668.17 HUF 08010900 2/26/2007 1/27/2009 FIXED/ 6.5 2,000,000,000.00 2,000,000,000.00 7,499,062.62 10,436,445.44 HUF 10930100 3/1/2006 3/1/2011 FIXED/ 5.5 6,000,000,000.00 6,000,000,000.00 22,497,187.85 31,309,336.33 HUF 10930200 3/1/2007 3/1/2011 FIXED/ 5.5 4,000,000,000.00 4,000,000,000.00 14,998,125.23 20,872,890.89 HUF 13860100 12/17/2007 4/12/2010 FIXED/ 6.5 10,000,000,000.00 10,000,000,000.00 37,495,313.09 52,182,227.22 HUF 13880100 1/25/2008 1/25/2012 FIXED/ 6.5 6,000,000,000.00 6,000,000,000.00 22,497,187.85 31,309,336.33

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD 195,000,000,000.00 195,000,000,000.00 731,158,605.17 1,017,553,430.82 Currency: ISK ISK 10670100 2/14/2006 2/14/2011 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 10,344,827.59 14,396,896.55 ISK 10670200 7/20/2006 2/14/2011 FIXED/ 7 3,000,000,000.00 3,000,000,000.00 10,344,827.59 14,396,896.55 ISK 11900100 6/2/2006 6/2/2009 FIXED/ 9.5 2,000,000,000.00 2,000,000,000.00 6,896,551.72 9,597,931.03 ISK 11900200 7/10/2006 6/2/2009 FIXED/ 9.5 2,500,000,000.00 2,500,000,000.00 8,620,689.66 11,997,413.79 ISK 11900300 10/18/2006 6/2/2009 FIXED/ 9.5 2,500,000,000.00 2,500,000,000.00 8,620,689.66 11,997,413.79 ISK 11900400 2/2/2007 6/2/2009 FIXED/ 9.5 1,500,000,000.00 1,500,000,000.00 5,172,413.79 7,198,448.28 ISK 11900500 4/11/2007 6/2/2009 FIXED/ 9.5 1,500,000,000.00 1,500,000,000.00 5,172,413.79 7,198,448.28 ISK 13160100 4/12/2007 4/12/2011 FIXED/ 9 5,000,000,000.00 5,000,000,000.00 17,241,379.31 23,994,827.59 ISK 13240100 4/27/2007 1/7/2009 FIXED/ 11.5 3,000,000,000.00 3,000,000,000.00 10,344,827.59 14,396,896.55 ISK 13240200 10/4/2007 1/7/2009 FIXED/ 11.5 3,000,000,000.00 3,000,000,000.00 10,344,827.59 14,396,896.55 ISK 13340100 6/6/2007 1/11/2010 FIXED/ 10.25 4,000,000,000.00 4,000,000,000.00 13,793,103.45 19,195,862.07 ISK 13340200 2/12/2008 1/11/2010 FIXED/ 10.25 2,000,000,000.00 2,000,000,000.00 6,896,551.72 9,597,931.03 33,000,000,000.00 33,000,000,000.00 113,793,103.45 158,365,862.07 Currency: JPY JPY 00710100 10/17/1996 10/18/2016 FIXED/ 5.15 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 01000100 3/27/1997 3/28/2022 FIXED/ 5.56 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 01030100 5/21/1997 5/21/2012 FLOATING/ 3.69 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 01040100 5/21/1997 5/21/2012 FLOATING/ 3.7 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 02140100 1/30/2001 2/18/2014 FIXED/ 2.1 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02340100 9/25/2001 9/21/2021 FLOATING/ 1.61 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02450100 11/20/2001 11/20/2031 FLOATING/ 1.9 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02500100 12/4/2001 12/4/2031 FLOATING/ 2.19 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 02530100 1/7/2002 12/15/2031 FLOATING/ 0.71 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 02570100 1/22/2002 1/22/2032 FLOATING/ 0.15 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 02660100 1/22/2002 3/15/2032 FLOATING/ 0.51 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02750100 2/20/2002 2/20/2032 FLOATING/ 1.53 1,700,000,000.00 1,700,000,000.00 13,477,088.95 18,756,064.69 JPY 02760100 2/25/2002 3/15/2032 FLOATING/ 1.93 1,700,000,000.00 1,700,000,000.00 13,477,088.95 18,756,064.69 JPY 02770100 2/26/2002 3/15/2022 FLOATING/ 1.92 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02780100 2/26/2002 3/15/2022 FLOATING/ 1.92 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02790100 2/27/2002 2/27/2032 FLOATING/ 2.01 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02800100 2/26/2002 2/26/2032 FLOATING/ 1.79 1,600,000,000.00 1,600,000,000.00 12,684,319.01 17,652,766.77 JPY 02810100 3/15/2002 3/15/2032 FLOATING/ 0 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 02840100 3/13/2002 3/15/2022 FLOATING/ 2.19 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02850100 3/13/2002 3/13/2017 FLOATING/ 0.35 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 02890100 3/18/2002 3/18/2032 FLOATING/ 1.63 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02930100 4/15/2002 3/15/2032 FLOATING/ 0.99 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02940100 3/25/2002 3/25/2032 FLOATING/ 2.27 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 02950100 3/18/2002 3/15/2032 FLOATING/ 3.82 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 02960100 3/18/2002 3/18/2032 FLOATING/ 2.6 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 02970100 3/20/2002 3/18/2032 FLOATING/ 1.59 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 02990100 3/27/2002 3/27/2017 FLOATING/ 0.08 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03010100 3/25/2002 9/25/2031 FLOATING/ 3.27 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 03020100 4/8/2002 3/15/2032 FLOATING/ 3.11 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 03030100 3/26/2002 3/15/2032 FLOATING/ 0.59 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 03100100 3/27/2002 3/15/2032 FLOATING/ 2.82 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03110100 4/8/2002 4/8/2032 FLOATING/ 1.45 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03150100 4/17/2002 3/15/2032 FLOATING/ 0 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03160100 4/23/2002 3/15/2032 FLOATING/ 0.59 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 03180100 4/24/2002 4/22/2032 FLOATING/ 1.92 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 03220100 4/23/2002 4/23/2032 FLOATING/ 4.65 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03230100 4/23/2002 4/23/2032 FLOATING/ 4.18 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03240100 4/23/2002 4/23/2032 FLOATING/ 3.38 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 03260100 5/7/2002 5/7/2032 FLOATING/ 4 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 03320100 5/20/2002 5/20/2032 FLOATING/ 3.12 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03330100 5/20/2002 5/20/2032 FLOATING/ 10.5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03340100 6/6/2002 6/15/2032 FLOATING/ 2.86 3,400,000,000.00 3,400,000,000.00 26,954,177.90 37,512,129.38 JPY 03370100 6/13/2002 6/10/2027 FLOATING/ 1.44 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03390100 6/18/2002 4/3/2032 FLOATING/ 2.16 2,500,000,000.00 2,500,000,000.00 19,819,248.45 27,582,448.07 JPY 03560100 10/7/2002 10/7/2032 FLOATING/ 4.57 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03600100 11/5/2002 11/5/2032 FLOATING/ 1.96 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03610100 10/29/2002 10/29/2032 FLOATING/ 2.28 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03660100 11/19/2002 11/19/2032 FLOATING/ 0.58 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 03670100 12/6/2002 12/6/2032 FLOATING/ 3.6 20,000,000,000.00 20,000,000,000.00 158,553,987.63 220,659,584.59 JPY 03790100 12/16/2002 12/15/2032 FLOATING/ 0.64 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 03820100 12/18/2002 12/15/2032 FLOATING/ 3.16 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 03830100 12/17/2002 12/17/2032 FLOATING/ 1.51 2,300,000,000.00 2,300,000,000.00 18,233,708.58 25,375,852.23 JPY 04080100 2/24/2003 2/25/2033 FLOATING/ 1.57 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 04090100 2/24/2003 2/24/2033 FLOATING/ 1.62 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04100100 2/25/2003 2/25/2033 FLOATING/ 2.34 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04120100 2/24/2003 2/24/2033 FLOATING/ 1.89 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04130100 2/25/2003 2/25/2033 FLOATING/ 2.16 2,300,000,000.00 2,300,000,000.00 18,233,708.58 25,375,852.23 JPY 04140100 2/24/2003 2/24/2033 FLOATING/ 1.88 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 04170100 2/27/2003 2/24/2033 FLOATING/ 0.56 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 04200100 2/25/2003 2/25/2033 FLOATING/ 2.31 3,500,000,000.00 3,500,000,000.00 27,746,947.84 38,615,427.30 JPY 04210100 2/26/2003 2/26/2033 FLOATING/ 1.24 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 04220100 2/24/2003 2/24/2033 FLOATING/ 2.21 1,400,000,000.00 1,400,000,000.00 11,098,779.13 15,446,170.92 JPY 04250100 3/6/2003 3/6/2033 FLOATING/ 1.52 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 04300100 3/10/2003 3/10/2033 FLOATING/ 0.93 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 04360100 3/17/2003 3/17/2033 FLOATING/ 1.84 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 04370100 3/13/2003 3/13/2028 FLOATING/ 0.75 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04390100 3/17/2003 3/15/2033 FLOATING/ 3.58 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 04400100 3/17/2003 3/17/2033 FLOATING/ 2.07 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 04430100 3/17/2003 3/17/2033 FLOATING/ 1.58 2,100,000,000.00 2,100,000,000.00 16,648,168.70 23,169,256.38 JPY 04440100 3/19/2003 3/19/2018 FLOATING/ 0.7 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04460100 3/26/2003 1/26/2033 FLOATING/ 3.51 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 04470100 3/25/2003 3/25/2033 FLOATING/ 3.98 3,300,000,000.00 3,300,000,000.00 26,161,407.96 36,408,831.46 JPY 04480100 3/27/2003 3/24/2033 FLOATING/ 0.95 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 04520100 4/3/2003 4/3/2023 FLOATING/ 0.57 10,000,000,000.00 10,000,000,000.00 79,276,993.82 110,329,792.29

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 04540100 4/10/2003 9/12/2033 FLOATING/ 5.14 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04570100 4/3/2003 4/4/2033 FLOATING/ 2.29 3,200,000,000.00 3,200,000,000.00 25,368,638.02 35,305,533.53 JPY 04600100 4/24/2003 3/15/2033 FLOATING/ 6 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04620100 4/22/2003 4/22/2033 FLOATING/ 4.19 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 04650100 4/23/2003 4/21/2023 FLOATING/ 0.39 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 04670100 4/22/2003 3/22/2033 FLOATING/ 4.15 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04680100 4/24/2003 4/24/2028 FLOATING/ 1.03 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 04700100 4/28/2003 4/28/2023 FLOATING/ 0.93 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04720100 5/8/2003 5/8/2018 FLOATING/ 0.5 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 04730100 5/30/2003 3/15/2024 FLOATING/ 0 10,000,000,000.00 10,000,000,000.00 79,276,993.82 110,329,792.29 JPY 04750100 5/8/2003 5/9/2033 FLOATING/ 2.15 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04760100 5/13/2003 5/13/2033 FLOATING/ 3.65 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04780100 5/19/2003 5/19/2033 FLOATING/ 3.9 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 04800100 5/28/2003 5/25/2033 FLOATING/ 0.68 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04810100 5/28/2003 5/28/2033 FLOATING/ 3 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04850100 6/2/2003 6/2/2033 FLOATING/ 3 3,400,000,000.00 3,400,000,000.00 26,954,177.90 37,512,129.38 JPY 04860100 6/9/2003 6/9/2033 FLOATING/ 3 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 04890100 6/6/2003 6/2/2033 FLOATING/ 0.03 38,000,000,000.00 38,000,000,000.00 301,252,576.50 419,253,210.72 JPY 04900100 6/10/2003 6/10/2033 FLOATING/ 1.44 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 04940100 6/12/2003 6/13/2033 FLOATING/ 2.97 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 04970100 6/17/2003 6/17/2033 FLOATING/ 2.51 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 04990100 6/24/2003 6/24/2033 FLOATING/ 3.1 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05010100 6/24/2003 6/24/2033 FLOATING/ 2.6 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05030100 6/24/2003 6/24/2033 FLOATING/ 1.78 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05060100 6/26/2003 9/26/2033 FLOATING/ 2.5 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 05090100 6/24/2003 6/24/2033 FLOATING/ 2.68 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05120100 7/1/2003 7/1/2033 FLOATING/ 5.23 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05180100 7/9/2003 3/10/2034 FLOATING/ 3.54 1,800,000,000.00 1,800,000,000.00 14,269,858.89 19,859,362.61 JPY 05190100 7/14/2003 7/14/2028 FLOATING/ 1.9 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05200100 7/8/2003 7/8/2033 FLOATING/ 4.1 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 05210100 7/15/2003 7/15/2033 FLOATING/ 1.65 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05240100 7/15/2003 7/14/2033 FLOATING/ 4.5 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 05260100 7/14/2003 7/15/2033 FLOATING/ 4.02 1,300,000,000.00 1,300,000,000.00 10,306,009.20 14,342,873.00 JPY 05330100 7/28/2003 7/28/2033 FLOATING/ 3.1 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05340100 7/29/2003 7/26/2018 FLOATING/ 0.5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05350100 7/24/2003 7/22/2033 FLOATING/ 4.77 3,200,000,000.00 3,200,000,000.00 25,368,638.02 35,305,533.53 JPY 05410100 8/6/2003 8/6/2023 FLOATING/ 1.7 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05420100 8/6/2003 8/6/2023 FLOATING/ 1.61 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05440100 8/5/2003 8/6/2018 FLOATING/ 2.02 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05490100 8/11/2003 8/12/2033 FLOATING/ 0 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05500100 8/12/2003 8/12/2033 FLOATING/ 5.03 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05580100 8/22/2003 8/22/2033 FLOATING/ 0.77 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 05590100 8/12/2003 8/12/2033 FLOATING/ 3.52 4,000,000,000.00 4,000,000,000.00 31,710,797.53 44,131,916.92 JPY 05630100 8/26/2003 8/26/2033 FLOATING/ 2.02 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05640100 8/26/2003 8/26/2033 FLOATING/ 2.32 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05710100 9/2/2003 9/2/2033 FLOATING/ 2.01 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 05730100 8/28/2003 9/26/2033 FLOATING/ 1.38 28,000,000,000.00 28,000,000,000.00 221,975,582.69 308,923,418.42 JPY 05740100 9/8/2003 9/8/2033 FLOATING/ 1.95 2,500,000,000.00 2,500,000,000.00 19,819,248.45 27,582,448.07 JPY 05750100 9/8/2003 9/8/2033 FLOATING/ 7.15 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05860100 9/18/2003 9/15/2033 FLOATING/ 2.5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 05940100 10/2/2003 9/27/2033 FLOATING/ 3.38 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 05950100 10/2/2003 9/26/2033 FLOATING/ 4.11 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 05960100 10/2/2003 9/26/2033 FLOATING/ 4.61 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 05970100 10/1/2003 9/26/2033 FLOATING/ 4.15 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 05990100 10/6/2003 9/29/2033 FLOATING/ 3.31 2,150,000,000.00 2,150,000,000.00 17,044,553.67 23,720,905.34 JPY 06010100 10/6/2003 10/6/2033 FLOATING/ 5.9 1,300,000,000.00 1,300,000,000.00 10,306,009.20 14,342,873.00 JPY 06080100 10/27/2003 10/27/2033 FLOATING/ 2.7 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06150100 11/17/2003 11/17/2033 FLOATING/ 2.27 2,200,000,000.00 2,200,000,000.00 17,440,938.64 24,272,554.30 JPY 06160100 11/17/2003 11/17/2033 FLOATING/ 2.74 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06220100 11/25/2003 11/25/2033 FLOATING/ 2.01 2,100,000,000.00 2,100,000,000.00 16,648,168.70 23,169,256.38 JPY 06270100 12/18/2003 12/19/2033 FLOATING/ 4.59 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 06280100 12/18/2003 12/15/2033 FLOATING/ 1.38 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 06290100 12/18/2003 12/15/2033 FLOATING/ 2.84 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 06300100 12/18/2003 12/15/2033 FLOATING/ 2.07 1,700,000,000.00 1,700,000,000.00 13,477,088.95 18,756,064.69 JPY 06330100 1/15/2004 1/12/2034 FLOATING/ 1.6 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06340100 1/13/2004 1/13/2034 FLOATING/ 2.55 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06360100 1/13/2004 1/13/2034 FLOATING/ 3.43 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06390100 1/20/2004 1/20/2034 FLOATING/ 3.63 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06410100 1/20/2004 1/20/2034 FLOATING/ 2.09 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06460100 1/27/2004 1/27/2034 FLOATING/ 2.08 1,900,000,000.00 1,900,000,000.00 15,062,628.83 20,962,660.54 JPY 06530100 2/12/2004 2/13/2024 FIXED/ 1 10,000,000,000.00 10,000,000,000.00 79,276,993.82 110,329,792.29 JPY 06650100 3/2/2004 3/2/2034 FLOATING/ 2.04 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 06700100 3/15/2004 3/16/2034 FLOATING/ 2.27 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06710100 3/10/2004 3/10/2034 FLOATING/ 2.98 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06790100 3/29/2004 3/29/2034 FLOATING/ 4.47 2,100,000,000.00 2,100,000,000.00 16,648,168.70 23,169,256.38 JPY 06800100 3/23/2004 3/23/2034 FLOATING/ 4.28 4,000,000,000.00 4,000,000,000.00 31,710,797.53 44,131,916.92 JPY 06810100 3/25/2004 3/25/2034 FLOATING/ 4.81 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06820100 3/24/2004 3/24/2034 FLOATING/ 3.9 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 06830100 3/24/2004 3/24/2034 FLOATING/ 4.86 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06840100 3/26/2004 3/30/2034 FLOATING/ 4.34 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 06850100 4/5/2004 4/5/2034 FLOATING/ 3.36 2,300,000,000.00 2,300,000,000.00 18,233,708.58 25,375,852.23 JPY 07070100 5/10/2004 5/10/2034 FLOATING/ 4.53 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 07080100 5/10/2004 5/10/2034 FLOATING/ 4.79 2,100,000,000.00 2,100,000,000.00 16,648,168.70 23,169,256.38 JPY 07150100 5/26/2004 3/23/2034 FLOATING/ 2.55 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 07190100 6/7/2004 6/8/2034 FLOATING/ 3.87 4,000,000,000.00 4,000,000,000.00 31,710,797.53 44,131,916.92 JPY 07390100 8/17/2004 8/17/2034 FLOATING/ 2.39 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 07400100 9/22/2004 9/22/2034 FLOATING/ 4.77 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 07410100 8/23/2004 8/23/2034 FLOATING/ 2 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 07420100 8/25/2004 8/25/2034 FLOATING/ 6 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 07450100 9/27/2004 9/27/2034 FLOATING/ 4.07 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 07620100 10/13/2004 10/13/2034 FLOATING/ 4.9 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 07660100 10/28/2004 10/28/2019 FLOATING/ 2.35 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 07680100 11/8/2004 11/8/2034 FLOATING/ 4.15 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 07690100 11/12/2004 11/12/2019 FLOATING/ 2.25 16,300,000,000.00 16,300,000,000.00 129,221,499.92 179,837,561.44 JPY 07870100 12/8/2004 12/8/2034 FLOATING/ 4 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 07990100 1/18/2005 1/18/2035 FLOATING/ 2.36 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 08380100 3/16/2005 3/16/2020 FLOATING/ 2.55 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 08440100 3/29/2005 3/27/2035 FLOATING/ 4.45 3,600,000,000.00 3,600,000,000.00 28,539,717.77 39,718,725.23 JPY 08500100 4/4/2005 4/4/2035 FLOATING/ 3.59 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 08530100 4/11/2005 3/22/2035 FLOATING/ 4.31 10,000,000,000.00 10,000,000,000.00 79,276,993.82 110,329,792.29 JPY 08620100 4/27/2005 4/27/2020 FLOATING/ 2.88 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 08640100 5/12/2005 5/12/2035 FLOATING/ 4.94 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 08870100 6/13/2005 6/13/2025 FLOATING/ 3.1 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 08950100 6/30/2005 6/20/2017 FIXED/ 1.4 100,000,000,000.00 100,000,000,000.00 792,769,938.16 1,103,297,922.94 JPY 08950200 3/14/2007 6/20/2017 FIXED/ 1.4 50,000,000,000.00 50,000,000,000.00 396,384,969.08 551,648,961.47 JPY 08950300 1/18/2008 6/20/2017 FIXED/ 1.4 50,000,000,000.00 50,000,000,000.00 396,384,969.08 551,648,961.47 JPY 08950400 4/28/2008 6/20/2017 FIXED/ 1.4 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 08950500 7/9/2008 6/20/2017 FIXED/ 1.4 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 09250100 8/17/2005 8/17/2035 FLOATING/ 2.72 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 09290100 8/17/2005 8/17/2035 FLOATING/ 2.32 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 09530100 9/21/2005 9/21/2035 FLOATING/ 4.9 3,200,000,000.00 3,200,000,000.00 25,368,638.02 35,305,533.53 JPY 09550100 9/12/2005 9/12/2035 FLOATING/ 5.31 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 09570100 9/20/2005 9/21/2035 FLOATING/ 1.96 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 09830100 10/17/2005 10/17/2035 FLOATING/ 5.02 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 09910100 10/26/2005 10/26/2035 FLOATING/ 9 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10150100 11/28/2005 11/28/2035 FLOATING/ 4.82 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10190100 12/5/2005 12/6/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10230100 12/5/2005 12/5/2035 FLOATING/ 3.53 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10350100 12/16/2005 12/17/2035 FLOATING/ 3.8 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 10370100 12/19/2005 12/20/2035 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10390100 12/20/2005 12/20/2035 FLOATING/ 0.35 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 10550100 2/2/2006 2/4/2036 FLOATING/ 3.25 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 10570100 1/26/2006 1/26/2026 FIXED/ 1.9 50,000,000,000.00 50,000,000,000.00 396,384,969.08 551,648,961.47 JPY 10570200 2/4/2008 1/26/2026 FIXED/ 1.9 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 10570300 10/16/2008 1/26/2026 FIXED/ 1.9 -3,000,000,000.00 -3,000,000,000.00 -23,783,098.14 -33,098,937.69 JPY 10690100 2/15/2006 2/15/2036 FLOATING/ 6 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10730100 2/21/2006 2/21/2036 FLOATING/ 6 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10750100 2/21/2006 2/22/2036 FLOATING/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10810100 2/27/2006 2/27/2036 FLOATING/ 8.8 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 10950100 3/14/2006 3/14/2036 FLOATING/ 3.96 1,350,000,000.00 1,350,000,000.00 10,702,394.17 14,894,521.96 JPY 10970100 3/13/2006 3/13/2036 FLOATING/ 4.37 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 11010100 3/9/2006 3/10/2036 FLOATING/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 11050100 3/16/2006 3/17/2036 FLOATING/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 11090100 3/9/2006 3/10/2036 FLOATING/ 10 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 11110100 3/14/2006 3/14/2036 FLOATING/ 4.24 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 11130100 3/14/2006 3/14/2036 FLOATING/ 4.22 1,500,000,000.00 1,500,000,000.00 11,891,549.07 16,549,468.84 JPY 11170100 3/23/2006 3/21/2036 FLOATING/ 4.83 3,500,000,000.00 3,500,000,000.00 27,746,947.84 38,615,427.30 JPY 11520100 4/3/2006 4/4/2036 FLOATING/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 11620100 4/27/2006 4/28/2036 FLOATING/ 3.45 3,500,000,000.00 3,500,000,000.00 27,746,947.84 38,615,427.30 JPY 11680100 5/15/2006 5/15/2036 FLOATING/ 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 11740100 5/22/2006 5/23/2036 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 11800100 5/16/2006 5/16/2026 FLOATING/ 1.95 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 11820100 5/15/2006 5/15/2036 FLOATING/ 5 2,200,000,000.00 2,200,000,000.00 17,440,938.64 24,272,554.30 JPY 11880100 5/24/2006 5/24/2026 FLOATING/ 2.65 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 12020100 6/19/2006 6/19/2036 FLOATING/ 4.7 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 12200100 7/6/2006 3/16/2022 FLOATING/ 0 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 12250100 7/26/2006 7/26/2026 FLOATING/ 3.25 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 12460100 9/21/2006 9/21/2011 FLOATING/ 0.2 50,000,000,000.00 50,000,000,000.00 396,384,969.08 551,648,961.47 JPY 12460200 10/31/2006 9/21/2011 FLOATING/ 0.4 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 12460300 1/19/2007 9/21/2011 FLOATING/ 0.4 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 12460400 2/5/2008 9/21/2011 FLOATING/ 0.4 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 12570100 11/21/2006 11/21/2036 FLOATING/ 2,450,000,000.00 2,450,000,000.00 19,422,863.49 27,030,799.11 JPY 12640100 12/14/2006 12/15/2036 FLOATING/ 5 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 12820100 1/23/2007 1/23/2037 FLOATING/ 8.5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 12840100 1/18/2007 1/18/2027 FIXED/ 2.15 50,000,000,000.00 50,000,000,000.00 396,384,969.08 551,648,961.47 JPY 12910100 2/13/2007 2/13/2037 FLOATING/ 8.5 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 12930100 2/20/2007 2/20/2037 FLOATING/ 0 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13000100 3/5/2007 3/5/2037 FLOATING/ 8.3 5,200,000,000.00 5,200,000,000.00 41,224,036.78 57,371,491.99 JPY 13010100 2/26/2007 2/26/2037 FLOATING/ 3.48 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 13050100 2/27/2007 2/27/2037 FLOATING/ 2.87 5,000,000,000.00 5,000,000,000.00 39,638,496.91 55,164,896.15 JPY 13060100 3/13/2007 3/13/2037 FLOATING/ 3.2 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13090100 3/27/2007 3/27/2037 FLOATING/ 9.5 3,500,000,000.00 3,500,000,000.00 27,746,947.84 38,615,427.30 JPY 13100100 3/26/2007 3/27/2037 FLOATING/ 0 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 13120100 3/26/2007 3/27/2037 FLOATING/ 0 4,000,000,000.00 4,000,000,000.00 31,710,797.53 44,131,916.92 JPY 13180100 4/17/2007 4/17/2037 FLOATING/ 4 2,500,000,000.00 2,500,000,000.00 19,819,248.45 27,582,448.07 JPY 13190100 4/23/2007 4/23/2037 FLOATING/ 3.29 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13250100 5/15/2007 5/15/2037 FLOATING/ 11 2,850,000,000.00 2,850,000,000.00 22,593,943.24 31,443,990.80 JPY 13300100 5/22/2007 9/20/2012 FIXED/ 1.25 75,000,000,000.00 75,000,000,000.00 594,577,453.62 827,473,442.21 JPY 13300200 5/22/2007 9/20/2012 FIXED/ 1.25 25,000,000,000.00 25,000,000,000.00 198,192,484.54 275,824,480.74 JPY 13360100 6/18/2007 6/18/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13390100 7/10/2007 7/10/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13400100 7/18/2007 7/17/2037 FLOATING/ 2,000,000,000.00 2,000,000,000.00 15,855,398.76 22,065,958.46 JPY 13410100 7/18/2007 7/17/2037 FLOATING/ 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13470100 7/19/2007 7/20/2027 FLOATING/ 0.01 17,548,000,000.00 17,548,000,000.00 139,115,268.75 193,606,719.52 JPY 13480100 7/26/2007 7/27/2037 FIXED/ 5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13580100 9/20/2007 9/21/2027 FLOATING/ 0.01 1,082,000,000.00 1,082,000,000.00 8,577,770.73 11,937,683.53 JPY 13610100 9/20/2007 9/21/2027 FLOATING/ 0.01 9,187,000,000.00 9,187,000,000.00 72,831,774.22 101,359,980.18 JPY 13670100 10/18/2007 10/19/2037 FLOATING/ 12 3,000,000,000.00 3,000,000,000.00 23,783,098.14 33,098,937.69 JPY 13740100 11/13/2007 11/13/2037 FLOATING/ 6.2 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 13770100 11/14/2007 11/15/2027 FLOATING/ 10 1,987,000,000.00 1,987,000,000.00 15,752,338.67 21,922,529.73 JPY 13780100 11/14/2007 11/15/2027 FLOATING/ 10 4,134,000,000.00 4,134,000,000.00 32,773,109.24 45,610,336.13 JPY 13810100 12/20/2007 12/20/2037 FLOATING/ 4.1 40,000,000,000.00 40,000,000,000.00 317,107,975.27 441,319,169.18 JPY 13830100 12/10/2007 12/10/2047 FIXED/ 2.41 2,317,798,963.00 2,373,573,319.00 18,816,975.73 26,187,585.13 JPY 13980100 3/10/2008 3/10/2009 FIXED/ 2 10,000,000,000.00 10,000,000,000.00 79,276,993.82 110,329,792.29

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD JPY 14140100 3/3/2008 3/3/2038 FIXED/ 5 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14340100 5/7/2008 5/7/2038 FLOATING/ 6.2 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14350100 5/12/2008 5/13/2038 FIXED/ 5 1,200,000,000.00 1,200,000,000.00 9,513,239.26 13,239,575.08 JPY 14390100 6/10/2008 6/11/2038 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14440100 6/25/2008 6/25/2038 FIXED/ 4.5 20,000,000,000.00 20,000,000,000.00 158,553,987.63 220,659,584.59 JPY 14460100 6/26/2008 6/27/2038 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14490100 7/1/2008 7/1/2038 FIXED/ 6.2 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14530100 7/23/2008 7/23/2038 FIXED/ 4.8 20,000,000,000.00 20,000,000,000.00 158,553,987.63 220,659,584.59 JPY 14540100 6/26/2008 6/22/2018 FLOATING/ 11,885,000,000.00 11,885,000,000.00 94,220,707.15 131,126,958.14 JPY 14610100 8/4/2008 8/5/2038 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14650100 8/27/2008 8/28/2038 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14660100 8/27/2008 8/28/2038 FIXED/ 10 1,000,000,000.00 1,000,000,000.00 7,927,699.38 11,032,979.23 JPY 14700100 9/29/2008 9/30/2038 FIXED/ 4 500,000,000.00 500,000,000.00 3,963,849.69 5,516,489.61 JPY 14750100 10/21/2008 10/21/2038 FIXED/ 5 1,100,000,000.00 1,100,000,000.00 8,720,469.32 12,136,277.15 JPY 14760100 10/21/2008 9/22/2038 FIXED/ 5.5 500,000,000.00 500,000,000.00 3,963,849.69 5,516,489.61 1,303,140,798,963.00 1,303,196,573,319.00 10,331,350,668.46 14,378,140,725.29 Currency: MXN MXN 09390100 8/24/2005 8/24/2009 FIXED/ 9.25 500,000,000.00 500,000,000.00 25,996,578.85 36,179,438.79 MXN 09390200 2/22/2008 8/24/2009 FIXED/ 9.25 500,000,000.00 500,000,000.00 25,996,578.85 36,179,438.79 MXN 09450100 9/1/2005 9/1/2015 FIXED/ 9.8 196,350,000.00 259,903,806.00 13,513,219.57 18,806,347.68 MXN 09450200 9/15/2005 9/1/2015 FIXED/ 9.33 205,500,000.00 267,708,461.00 13,919,008.23 19,371,083.75 1,401,850,000.00 1,527,612,267.00 79,425,385.50 110,536,309.00 Currency: NOK NOK 09970100 11/3/2005 11/3/2025 FIXED/ 4.17 300,000,000.00 300,000,000.00 30,769,230.77 42,821,538.46 NOK 10410100 1/26/2006 1/26/2009 FIXED/ 3.75 500,000,000.00 500,000,000.00 51,282,051.28 71,369,230.77 NOK 10610100 2/1/2006 2/1/2011 FIXED/ 3.37 200,000,000.00 200,000,000.00 20,512,820.51 28,547,692.31 NOK 12340100 8/31/2006 8/31/2012 FIXED/ 4.38 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54 NOK 12340200 10/26/2006 8/31/2012 FIXED/ 4.38 500,000,000.00 500,000,000.00 51,282,051.28 71,369,230.77 NOK 12340300 11/29/2007 8/31/2012 FIXED/ 4.38 100,000,000.00 100,000,000.00 10,256,410.26 14,273,846.15 NOK 12620100 11/30/2006 2/4/2015 FIXED/ 4.25 500,000,000.00 500,000,000.00 51,282,051.28 71,369,230.77 NOK 12620200 9/24/2007 2/4/2015 FIXED/ 4.25 200,000,000.00 200,000,000.00 20,512,820.51 28,547,692.31 NOK 12650100 12/6/2006 12/6/2010 FIXED/ 4.25 750,000,000.00 750,000,000.00 76,923,076.92 107,053,846.15 NOK 12650200 9/26/2007 12/6/2010 FIXED/ 4.25 250,000,000.00 250,000,000.00 25,641,025.64 35,684,615.38 NOK 12650300 1/23/2008 12/6/2010 FIXED/ 4.25 500,000,000.00 500,000,000.00 51,282,051.28 71,369,230.77 NOK 13450100 7/16/2007 7/16/2012 FIXED/ 5.38 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54 NOK 14040100 2/14/2008 5/19/2017 FIXED/ 4.25 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54 NOK 14050100 2/14/2008 5/15/2013 FIXED/ 4.5 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54 NOK 14050200 7/24/2008 5/15/2013 FIXED/ 4.5 150,000,000.00 150,000,000.00 15,384,615.38 21,410,769.23 NOK 14640100 8/6/2008 8/6/2010 FIXED/ 6 850,000,000.00 850,000,000.00 87,179,487.18 121,327,692.31 NOK 14720100 10/2/2008 10/2/2017 FIXED/ 5.25 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54 NOK XS0405482208 12/12/2008 3/12/2009 FIXED/ 2.8981 1,300,000,000.00 1,300,000,000.00 133,333,333.33 185,560,000.00 NOK XS0405759282 12/15/2008 3/16/2009 FIXED/ 2.3425 380,000,000.00 380,000,000.00 38,974,358.97 54,240,615.38 NOK XS0406236801 12/17/2008 3/17/2009 FIXED/ 2.11 350,000,000.00 350,000,000.00 35,897,435.90 49,958,461.54 NOK XS0406812130 12/23/2008 2/2/2009 FIXED/ 1.62 1,000,000,000.00 1,000,000,000.00 102,564,102.56 142,738,461.54

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD 12,830,000,000.00 12,830,000,000.00 1,315,897,435.90 1,831,334,461.54 Currency: NZD NZD 07430100 9/10/2004 9/10/2014 FIXED/ 6.5 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 07430200 12/10/2004 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430300 4/27/2005 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430400 5/27/2005 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430500 8/18/2005 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430600 10/28/2005 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430700 11/9/2005 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430800 2/10/2006 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07430900 2/28/2006 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07431000 5/23/2006 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07431100 6/16/2006 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07431200 6/16/2006 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07431300 5/30/2007 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 07431400 10/16/2007 9/10/2014 FIXED/ 6.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070100 7/15/2005 7/15/2009 FIXED/ 6 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 09070200 8/23/2005 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070300 9/20/2005 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070400 10/28/2005 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070500 11/29/2005 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070600 1/24/2006 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070700 2/17/2006 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070800 5/5/2006 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09070900 6/16/2006 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09071000 12/6/2006 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09071100 3/15/2007 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09071200 3/30/2007 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09071300 5/23/2007 7/15/2009 FIXED/ 6 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 09790100 9/30/2005 9/30/2010 FIXED/ 6.25 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 12780100 1/18/2007 1/18/2012 FIXED/ 7 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 12780200 10/11/2007 1/18/2012 FIXED/ 7 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 12780300 11/27/2007 1/18/2012 FIXED/ 7 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 12780400 1/18/2008 1/18/2012 FIXED/ 7 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 12780500 3/19/2008 1/18/2012 FIXED/ 7 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 12780600 8/18/2008 1/18/2012 FIXED/ 7 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 12960100 2/7/2007 2/8/2010 FIXED/ 7.25 400,000,000.00 400,000,000.00 165,350,750.28 230,118,639.16 NZD 13500100 7/31/2007 7/31/2012 FIXED/ 7.75 400,000,000.00 400,000,000.00 165,350,750.28 230,118,639.16 NZD 13500200 9/7/2007 7/31/2012 FIXED/ 7.75 400,000,000.00 400,000,000.00 165,350,750.28 230,118,639.16 NZD 13710100 10/26/2007 10/26/2010 FIXED/ 7.75 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 13710200 11/9/2007 10/26/2010 FIXED/ 7.75 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 13710300 11/30/2007 10/26/2010 FIXED/ 7.75 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 13710400 1/7/2008 10/26/2010 FIXED/ 7.75 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD 13710500 2/22/2008 10/26/2010 FIXED/ 7.75 200,000,000.00 200,000,000.00 82,675,375.14 115,059,319.58 NZD 14100100 2/19/2008 2/22/2010 FIXED/ 7.38 845,000,000.00 845,000,000.00 349,303,459.96 486,125,625.23

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD NZD 14200100 3/27/2008 12/15/2017 FIXED/ 7.5 100,000,000.00 100,000,000.00 41,337,687.57 57,529,659.79 NZD XS0400649405 11/20/2008 2/20/2009 FIXED/ 5.2 44,000,000.00 44,000,000.00 18,188,582.53 25,313,050.31 6,789,000,000.00 6,789,000,000.00 2,806,415,609.11 3,905,688,603.20 Currency: PLN PLN 02470100 11/23/2001 12/15/2011 FIXED/ 8.15 90,980,000.00 90,980,000.00 21,904,417.96 30,484,378.48 PLN 02470200 11/29/2001 12/15/2011 FIXED/ 8.11 137,130,000.00 137,130,000.00 33,015,529.07 45,947,711.81 PLN 02470300 2/14/2002 12/15/2011 FIXED/ 7.44 148,060,582.50 148,060,582.50 35,647,184.90 49,610,187.23 PLN 02470400 7/12/2002 12/15/2011 FIXED/ 6.9 53,405,000.00 53,405,000.00 12,857,830.75 17,894,243.05 PLN 02910100 3/14/2002 6/15/2017 FIXED/ 7.01 97,913,750.00 97,913,750.00 23,573,793.19 32,807,647.98 PLN 03540100 9/26/2002 9/26/2017 FIXED/ 6.02 41,600,000.00 41,600,000.00 10,015,649.45 13,938,779.34 PLN 06310100 1/15/2004 1/15/2009 FLOATING/ 4.55 90,000,000.00 90,000,000.00 21,668,472.37 30,156,013.00 PLN 06520100 2/18/2004 2/18/2009 FIXED/ 6.25 300,000,000.00 300,000,000.00 72,228,241.24 100,520,043.34 PLN 06520200 4/19/2004 2/18/2009 FIXED/ 6.25 200,000,000.00 200,000,000.00 48,152,160.83 67,013,362.22 PLN 06520300 5/7/2004 2/18/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 PLN 06520400 7/5/2004 2/18/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 PLN 06520500 2/7/2005 2/18/2009 FIXED/ 6.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 PLN 06520600 12/8/2005 2/18/2009 FIXED/ 6.25 -100,000,000.00 -100,000,000.00 -24,076,080.41 -33,506,681.11 PLN 06520700 7/10/2006 2/18/2009 FIXED/ 6.25 -100,000,000.00 -100,000,000.00 -24,076,080.41 -33,506,681.11 PLN 07380100 8/12/2004 8/12/2014 FIXED/ 6.5 240,000,000.00 240,000,000.00 57,782,592.99 80,416,034.67 PLN 08060100 1/21/2005 7/21/2010 FIXED/ 5.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 PLN 08940100 6/29/2005 12/21/2010 FIXED/ 4.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 PLN 11660100 5/5/2006 5/5/2026 FIXED/ 5.42 74,813,120.00 83,142,650.00 20,017,491.27 27,858,342.60 PLN 12510100 10/30/2006 10/30/2011 FLOATING/ 3.7 50,000,000.00 50,000,000.00 12,038,040.21 16,753,340.56 PLN 13850100 12/14/2007 1/30/2012 FIXED/ 5.25 100,000,000.00 100,000,000.00 24,076,080.41 33,506,681.11 1,923,902,452.50 1,932,231,982.50 465,205,725.89 647,426,808.73 Currency: RON RON 13260100 5/10/2007 5/10/2014 FIXED/ 7 300,000,000.00 300,000,000.00 74,580,484.77 103,793,660.66 Currency: RUB RUB 13350100 6/13/2007 6/13/2017 FIXED/ 6.75 2,000,000,000.00 2,000,000,000.00 48,446,091.61 67,422,425.70 RUB 13350200 6/2/2008 6/13/2017 FIXED/ 6.75 500,000,000.00 500,000,000.00 12,111,522.90 16,855,606.42 RUB 13370100 6/14/2007 6/14/2012 FIXED/ 6.25 2,000,000,000.00 2,000,000,000.00 48,446,091.61 67,422,425.70 RUB 14470100 6/18/2008 9/16/2011 FIXED/ 7 750,000,000.00 750,000,000.00 18,167,284.35 25,283,409.64 RUB 14910100 12/3/2008 12/3/2018 FIXED/ 19.1 355,000,000.00 355,000,000.00 8,599,181.26 11,967,480.56 5,605,000,000.00 5,605,000,000.00 135,770,171.74 188,951,348.01 Currency: SEK SEK 05000100 6/16/2003 4/15/2009 FIXED/ 4 2,500,000,000.00 2,500,000,000.00 229,990,800.37 320,078,196.87 SEK 05000200 8/18/2003 4/15/2009 FIXED/ 4 750,000,000.00 750,000,000.00 68,997,240.11 96,023,459.06 SEK 05000300 10/22/2003 4/15/2009 FIXED/ 4 300,000,000.00 300,000,000.00 27,598,896.04 38,409,383.62 SEK 05000400 1/19/2004 4/15/2009 FIXED/ 4 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 05800100 9/19/2003 9/19/2011 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 05800200 5/23/2008 9/19/2011 FIXED/ 4.5 200,000,000.00 200,000,000.00 18,399,264.03 25,606,255.75

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD SEK 07500100 9/14/2004 5/5/2014 FIXED/ 4.5 2,500,000,000.00 2,500,000,000.00 229,990,800.37 320,078,196.87 SEK 07500200 11/6/2006 5/5/2014 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 07500300 8/31/2007 5/5/2014 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 07500400 12/4/2007 5/5/2014 FIXED/ 4.5 255,000,000.00 255,000,000.00 23,459,061.64 32,647,976.08 SEK 07500500 7/24/2008 5/5/2014 FIXED/ 4.5 300,000,000.00 300,000,000.00 27,598,896.04 38,409,383.62 SEK 07500600 8/13/2008 5/5/2014 FIXED/ 4.5 225,000,000.00 225,000,000.00 20,699,172.03 28,807,037.72 SEK 08750100 5/13/2005 12/1/2020 FIXED/ 5 1,300,000,000.00 1,300,000,000.00 119,595,216.19 166,440,662.37 SEK 08750200 8/23/2006 12/1/2020 FIXED/ 5 200,000,000.00 200,000,000.00 18,399,264.03 25,606,255.75 SEK 08750300 4/12/2007 12/1/2020 FIXED/ 5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 08750400 10/15/2007 12/1/2020 FIXED/ 5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 08750500 5/27/2008 12/1/2020 FIXED/ 5 400,000,000.00 400,000,000.00 36,798,528.06 51,212,511.50 SEK 08910100 6/10/2005 6/10/2025 FIXED/ 3.65 300,000,000.00 300,000,000.00 27,598,896.04 38,409,383.62 SEK 12450100 9/21/2006 12/1/2020 FLOATING/ 4 1,000,000,000.00 1,000,000,000.00 91,996,320.15 128,031,278.75 SEK 12450200 9/21/2006 12/1/2020 FLOATING/ 4 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 12450300 1/5/2007 12/1/2020 FLOATING/ 4 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 12450400 2/2/2007 12/1/2020 FLOATING/ 4 250,000,000.00 250,000,000.00 22,999,080.04 32,007,819.69 SEK 12450500 2/13/2007 12/1/2020 FLOATING/ 4 1,000,000,000.00 1,000,000,000.00 91,996,320.15 128,031,278.75 SEK 12450600 4/10/2007 12/1/2020 FLOATING/ 4 600,000,000.00 600,000,000.00 55,197,792.09 76,818,767.25 SEK 13130100 4/2/2007 12/1/2028 FIXED/ 4 400,000,000.00 400,000,000.00 36,798,528.06 51,212,511.50 SEK 13130200 4/2/2007 12/1/2028 FIXED/ 4 125,000,000.00 125,000,000.00 11,499,540.02 16,003,909.84 SEK 13280100 5/14/2007 12/1/2028 FLOATING/ 3.5 750,000,000.00 750,000,000.00 68,997,240.11 96,023,459.06 SEK 13280200 6/15/2007 12/1/2028 FLOATING/ 3.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 13570100 9/10/2007 8/12/2017 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 13570200 10/2/2007 8/12/2017 FIXED/ 4.5 250,000,000.00 250,000,000.00 22,999,080.04 32,007,819.69 SEK 13570300 5/15/2008 8/12/2017 FIXED/ 4.5 125,000,000.00 125,000,000.00 11,499,540.02 16,003,909.84 SEK 13570400 7/23/2008 8/12/2017 FIXED/ 4.5 150,000,000.00 150,000,000.00 13,799,448.02 19,204,691.81 SEK 14450100 6/10/2008 3/15/2011 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 14450200 7/3/2008 3/15/2011 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 14450300 7/25/2008 3/15/2011 FIXED/ 4.5 500,000,000.00 500,000,000.00 45,998,160.07 64,015,639.37 SEK 14710100 9/18/2008 9/18/2015 FLOATING/ 0.98 1,200,000,000.00 1,200,000,000.00 110,395,584.18 153,637,534.50 21,580,000,000.00 21,580,000,000.00 1,985,280,588.78 2,762,914,995.40 Currency: SKK SKK 04690100 4/25/2003 4/25/2023 FIXED/ 5.07 483,470,000.00 483,470,000.00 16,048,263.96 22,334,368.95 SKK 04870100 6/2/2003 6/2/2023 FIXED/ 4.75 1,500,000,000.00 1,500,000,000.00 49,790,878.31 69,293,965.35 SKK 05480100 7/31/2003 7/31/2023 FIXED/ 5.12 405,158,919.00 405,158,919.00 13,448,812.29 18,716,712.06 SKK 05480200 1/4/2008 7/31/2023 FIXED/ 5.05 222,720,000.00 222,720,000.00 7,392,949.61 10,288,767.97 SKK 05690100 9/2/2003 9/15/2023 FIXED/ 5.2 750,000,000.00 750,000,000.00 24,895,439.16 34,646,982.67 SKK 05980100 9/25/2003 9/25/2028 FIXED/ 5.18 982,058,058.96 982,058,058.96 32,598,355.54 45,367,131.40 4,343,406,977.96 4,343,406,977.96 144,174,698.86 200,647,928.41 Currency: TRY TRY 08160100 2/10/2005 2/10/2010 FIXED/ 12 80,000,000.00 80,000,000.00 37,230,081.91 51,813,104.99 TRY 08160200 3/4/2005 2/10/2010 FIXED/ 12 40,000,000.00 40,000,000.00 18,615,040.95 25,906,552.49 TRY 08160300 3/16/2005 2/10/2010 FIXED/ 12 30,000,000.00 30,000,000.00 13,961,280.71 19,429,914.37 TRY 08160400 3/23/2005 2/10/2010 FIXED/ 12 35,000,000.00 35,000,000.00 16,288,160.83 22,668,233.43

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD TRY 08160500 4/20/2005 2/10/2010 FIXED/ 12 20,000,000.00 20,000,000.00 9,307,520.48 12,953,276.25 TRY 08160600 5/10/2005 2/10/2010 FIXED/ 12 25,000,000.00 25,000,000.00 11,634,400.60 16,191,595.31 TRY 08160700 8/17/2005 2/10/2010 FIXED/ 12 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 08160800 9/28/2005 2/10/2010 FIXED/ 12 20,000,000.00 20,000,000.00 9,307,520.48 12,953,276.25 TRY 08160900 5/31/2006 2/10/2010 FIXED/ 12 30,000,000.00 30,000,000.00 13,961,280.71 19,429,914.37 TRY 08161000 1/22/2008 2/10/2010 FIXED/ 12 420,000,000.00 420,000,000.00 195,457,930.01 272,018,801.19 TRY 08161100 8/8/2008 2/10/2010 FIXED/ 12 250,000,000.00 250,000,000.00 116,344,005.96 161,915,953.09 TRY 08290100 3/2/2005 3/2/2015 FIXED/ 9.71 118,758,000.00 118,758,000.00 55,267,125.84 76,915,259.03 TRY 08290200 2/15/2006 3/2/2015 FIXED/ 8.67 70,687,500.00 70,687,500.00 32,896,267.68 45,781,735.74 TRY 08290300 11/17/2006 3/2/2015 FIXED/ 14.23 33,122,000.00 39,405,308.38 18,338,285.73 25,521,392.25 TRY 08290400 1/30/2007 3/2/2015 FIXED/ 14.99 58,104,000.00 67,704,837.77 31,508,208.20 43,849,973.35 TRY 08290500 4/24/2007 3/2/2015 FIXED/ 13.91 53,850,000.00 60,260,710.34 28,043,889.77 39,028,681.39 TRY 08480100 4/1/2005 4/1/2009 FIXED/ 12.5 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 08480200 4/1/2005 4/1/2009 FIXED/ 12.5 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 08480300 4/14/2005 4/1/2009 FIXED/ 12.5 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 08480400 9/1/2005 4/1/2009 FIXED/ 12.5 30,000,000.00 30,000,000.00 13,961,280.71 19,429,914.37 TRY 08480500 3/14/2008 4/1/2009 FIXED/ 12.5 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 08510100 4/1/2005 4/1/2015 FIXED/ 9.63 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 08510200 1/26/2006 4/1/2015 FIXED/ 9.63 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 10010100 10/28/2005 1/28/2011 FIXED/ 10 200,000,000.00 200,000,000.00 93,075,204.77 129,532,762.47 TRY 10010200 2/20/2006 1/28/2011 FIXED/ 10 150,000,000.00 150,000,000.00 69,806,403.57 97,149,571.85 TRY 10010300 3/16/2006 1/28/2011 FIXED/ 10 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 10010400 7/18/2006 1/28/2011 FIXED/ 10 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 11150100 3/30/2006 3/30/2016 FIXED/ 9 84,480,000.00 100,371,202.00 46,710,350.89 65,006,795.34 TRY 11150200 7/19/2006 3/30/2016 FIXED/ 12.82 31,000,000.00 38,095,144.00 17,728,566.64 24,672,846.20 TRY 11150300 2/8/2007 3/30/2016 FIXED/ 13.5 31,410,000.00 36,309,756.00 16,897,689.87 23,516,515.00 TRY 11150400 5/3/2007 3/30/2016 FIXED/ 13.54 32,250,000.00 36,210,733.00 16,851,606.94 23,452,381.38 TRY 11150500 6/30/2008 3/30/2016 FIXED/ 16.17 46,856,250.00 46,856,250.00 21,805,775.32 30,347,097.51 TRY 12060100 6/27/2006 9/27/2011 FIXED/ 15.75 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12060200 3/13/2007 9/27/2011 FIXED/ 15.75 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12060300 4/11/2008 9/27/2011 FIXED/ 15.75 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12060400 5/20/2008 9/27/2011 FIXED/ 15.75 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12140100 7/5/2006 7/5/2016 FIXED/ 14 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 12140200 1/29/2007 7/5/2016 FIXED/ 14 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 12140300 5/2/2007 7/5/2016 FIXED/ 14 150,000,000.00 150,000,000.00 69,806,403.57 97,149,571.85 TRY 12140400 3/12/2008 7/5/2016 FIXED/ 14 150,000,000.00 150,000,000.00 69,806,403.57 97,149,571.85 TRY 12140500 8/18/2008 7/5/2016 FIXED/ 14 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12220100 7/13/2006 7/13/2009 FIXED/ 18.25 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12220200 10/12/2006 7/13/2009 FIXED/ 18.25 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12220300 3/6/2008 7/13/2009 FIXED/ 18.25 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12220400 6/19/2008 7/13/2009 FIXED/ 18.25 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12530100 10/27/2006 10/27/2010 FIXED/ 17.5 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12800100 1/18/2007 1/18/2012 FIXED/ 17 75,000,000.00 75,000,000.00 34,903,201.79 48,574,785.93 TRY 12800200 3/30/2007 1/18/2012 FIXED/ 17 50,000,000.00 50,000,000.00 23,268,801.19 32,383,190.62 TRY 12880100 1/26/2007 3/20/2009 FIXED/ 18.5 1,000,000,000.00 1,000,000,000.00 465,376,023.83 647,663,812.36 TRY 13270100 5/21/2007 5/21/2010 FIXED/ 16 200,000,000.00 200,000,000.00 93,075,204.77 129,532,762.47

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD TRY 13530100 9/5/2007 9/5/2022 FIXED/ 11.39 29,737,500.00 33,125,077.93 15,415,617.06 21,453,914.26 TRY 13650100 10/9/2007 10/9/2012 FIXED/ 14.25 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 14070100 2/14/2008 3/13/2013 FIXED/ 14 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 14080100 2/15/2008 2/15/2011 FIXED/ 14.25 100,000,000.00 100,000,000.00 46,537,602.38 64,766,381.24 TRY 14790100 10/17/2008 10/17/2018 FIXED/ 14.95 55,000,000.00 55,000,000.00 25,595,681.31 35,621,509.68 TRY 14830100 11/12/2008 11/12/2018 FIXED/ 16.8 30,000,000.00 30,000,000.00 13,961,280.71 19,429,914.37 5,355,255,250.00 5,412,784,519.42 2,518,980,137.48 3,505,664,657.33 Currency: TWD TWD 03740100 1/8/2003 1/8/2010 FLOATING/ 1.99 1,000,000,000.00 1,000,000,000.00 21,834,061.14 30,386,462.88 TWD 03750100 1/8/2003 1/8/2010 FLOATING/ 2 1,000,000,000.00 1,000,000,000.00 21,834,061.14 30,386,462.88 TWD 03760100 1/8/2003 1/8/2013 FLOATING/ 2.38 1,000,000,000.00 1,000,000,000.00 21,834,061.14 30,386,462.88 TWD 05540100 9/3/2003 9/3/2010 FLOATING/ 1.13 6,500,000,000.00 6,500,000,000.00 141,921,397.38 197,512,008.73 TWD 05540200 10/3/2005 9/3/2010 FLOATING/ 1.13 -200,000,000.00 -200,000,000.00 -4,366,812.23 -6,077,292.58 TWD 05540300 10/3/2005 9/3/2010 FLOATING/ 1.13 -200,000,000.00 -200,000,000.00 -4,366,812.23 -6,077,292.58 TWD 05540400 10/3/2005 9/3/2010 FLOATING/ 1.13 -200,000,000.00 -200,000,000.00 -4,366,812.23 -6,077,292.58 TWD 05540500 10/3/2005 9/3/2010 FLOATING/ 1.13 -300,000,000.00 -300,000,000.00 -6,550,218.34 -9,115,938.86 TWD 05540600 10/3/2005 9/3/2010 FLOATING/ 1.13 -300,000,000.00 -300,000,000.00 -6,550,218.34 -9,115,938.86 TWD 05540700 1/25/2006 9/3/2010 FLOATING/ 1.13 -300,000,000.00 -300,000,000.00 -6,550,218.34 -9,115,938.86 TWD 05540800 2/8/2006 9/3/2010 FLOATING/ 1.13 -200,000,000.00 -200,000,000.00 -4,366,812.23 -6,077,292.58 TWD 05550100 9/3/2003 9/3/2013 FLOATING/ 1.88 500,000,000.00 500,000,000.00 10,917,030.57 15,193,231.44 TWD 05550200 1/25/2006 9/3/2013 FLOATING/ 1.88 -200,000,000.00 -200,000,000.00 -4,366,812.23 -6,077,292.58 8,100,000,000.00 8,100,000,000.00 176,855,895.20 246,130,349.34 Currency: USD USD 00370100 12/1/1995 12/31/2010 FLOATING/ 0.8 32,000,000.00 32,000,000.00 22,993,461.23 32,000,000.00 USD 00370200 1/8/2008 12/31/2010 FLOATING/ 2.06 -5,000,000.00 -5,000,000.00 -3,592,728.32 -5,000,000.00 USD 00730100 11/6/1996 11/6/2026 FIXED/ 7.02 130,620,000.00 130,620,000.00 93,856,434.58 130,620,000.00 USD 00730200 4/7/1998 11/6/2026 FIXED/ 6.07 55,644,600.00 55,644,600.00 39,983,186.03 55,644,600.00 USD 01060100 6/16/1997 6/16/2009 FIXED/ 6.88 300,000,000.00 300,000,000.00 215,563,699.07 300,000,000.00 USD 01500100 12/1/1998 1/12/2009 FIXED/ 5.25 750,000,000.00 750,000,000.00 538,909,247.68 750,000,000.00 USD 01500200 2/19/1999 1/12/2009 FIXED/ 5.25 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD 01500300 6/13/2000 1/12/2009 FIXED/ 5.25 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 01670100 5/12/1999 5/12/2009 FIXED/ 5.88 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 01670200 4/17/2000 5/12/2009 FIXED/ 5.88 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD 01670300 6/15/2000 5/12/2009 FIXED/ 5.88 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD 01850100 3/1/2000 3/2/2015 FIXED/ 2 33,000,000.00 33,000,000.00 23,712,006.90 33,000,000.00 USD 01850200 10/11/2007 3/2/2015 FIXED/ 2 -5,810,000.00 -5,810,000.00 -4,174,750.31 -5,810,000.00 USD 01900100 4/3/2000 4/15/2010 FIXED/ 2 20,000,000.00 7,706,000.00 5,537,112.88 7,706,000.00 USD 02180100 2/26/2001 3/25/2011 FIXED/ 5.61 16,000,000.00 16,000,000.00 11,496,730.62 16,000,000.00 USD 02680100 2/15/2002 2/15/2022 FIXED/ 6.17 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 02700100 2/22/2002 2/22/2022 FIXED/ 6.27 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 02710100 2/8/2002 2/8/2022 FIXED/ 6.25 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 02720100 2/15/2002 2/15/2022 FIXED/ 6.32 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 02730100 2/8/2002 2/8/2022 FIXED/ 6.2 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 03080100 4/8/2002 4/8/2022 FIXED/ 6.88 19,817,601.60 19,817,601.60 14,239,851.69 19,817,601.60

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD 03490100 8/1/2002 8/1/2012 FIXED/ 0.5 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 03490200 3/24/2003 8/1/2012 FIXED/ 0.5 -6,000,000.00 -6,000,000.00 -4,311,273.98 -6,000,000.00 USD 03930100 1/30/2003 1/30/2013 FIXED/ 0.5 82,000,000.00 82,000,000.00 58,920,744.41 82,000,000.00 USD 03980100 1/27/2003 3/31/2010 FIXED/ 3.88 750,000,000.00 750,000,000.00 538,909,247.68 750,000,000.00 USD 04280100 2/27/2003 2/27/2033 FIXED/ 6.2 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 04510100 3/31/2003 4/1/2015 FIXED/ 0.5 290,000,000.00 290,000,000.00 208,378,242.44 290,000,000.00 USD 04510200 2/24/2006 4/1/2015 FIXED/ 0.5 -20,000,000.00 -20,000,000.00 -14,370,913.27 -20,000,000.00 USD 04510300 8/23/2006 4/1/2015 FIXED/ 0.5 -5,000,000.00 -5,000,000.00 -3,592,728.32 -5,000,000.00 USD 04510400 9/8/2008 4/1/2015 FIXED/ 0.5 -10,000,000.00 -10,000,000.00 -7,185,456.64 -10,000,000.00 USD 04790100 5/20/2003 5/20/2033 FIXED/ 6.3 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 04830100 5/23/2003 5/23/2023 FIXED/ 4.7 30,000,000.00 30,000,000.00 21,556,369.91 30,000,000.00 USD 04840100 5/20/2003 3/15/2011 FIXED/ 8.75 15,000,000.00 15,000,000.00 10,778,184.95 15,000,000.00 USD 04910100 6/17/2003 6/17/2033 FIXED/ 5.72 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 04930100 6/13/2003 6/13/2028 FIXED/ 5.76 30,822,932.50 30,822,932.50 22,147,684.49 30,822,932.50 USD 04960100 6/20/2003 6/20/2033 FIXED/ 5.97 21,071,391.49 21,071,391.49 15,140,756.98 21,071,391.49 USD 04980100 6/12/2003 6/12/2013 FIXED/ 3.38 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 05050100 6/26/2003 6/19/2013 FIXED/ 0.5 366,000,000.00 366,000,000.00 262,987,712.87 366,000,000.00 USD 05150100 7/16/2003 7/16/2013 FIXED/ 3.25 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 05160100 6/30/2003 6/29/2018 FIXED/ 3.94 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 05290100 7/9/2003 12/15/2010 FIXED/ 2.88 750,000,000.00 750,000,000.00 538,909,247.68 750,000,000.00 USD 06450100 1/14/2004 3/16/2009 FIXED/ 3.38 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 06890100 4/15/2004 4/15/2012 FLOATING/ 15.28 79,000,000.00 79,000,000.00 56,765,107.42 79,000,000.00 USD 07020100 4/30/2004 4/30/2009 FLOATING/ 1.54 40,000,000.00 40,000,000.00 28,741,826.54 40,000,000.00 USD 07090100 5/4/2004 5/15/2014 FIXED/ 4.63 1,500,000,000.00 1,500,000,000.00 1,077,818,495.37 1,500,000,000.00 USD 07110100 5/20/2004 5/20/2013 FIXED/ 4.66 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 07120100 5/19/2004 5/19/2010 FIXED/ 4.16 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 07530100 9/24/2004 9/24/2034 FIXED/ 6.5 53,500,000.00 66,845,514.82 48,031,554.80 66,845,514.82 USD 07790100 11/10/2004 12/15/2011 FIXED/ 3.88 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 07800100 11/12/2004 12/14/2012 FIXED/ 4 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 07820100 11/17/2004 11/17/2014 FIXED/ 4.25 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 07940100 12/14/2004 12/15/2014 FIXED/ 4.5 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 08020100 1/19/2005 1/19/2010 FIXED/ 5.65 75,960,000.00 75,960,000.00 54,580,728.61 75,960,000.00 USD 08020200 4/6/2005 1/19/2010 FIXED/ 4.56 20,190,000.00 20,190,000.00 14,507,436.95 20,190,000.00 USD 08020300 1/19/2006 1/19/2010 FIXED/ 6.37 23,427,000.00 23,427,000.00 16,833,369.26 23,427,000.00 USD 08020400 3/1/2006 1/19/2010 FIXED/ 5.47 40,640,000.00 40,640,000.00 29,201,695.77 40,640,000.00 USD 08020500 7/9/2008 1/19/2010 FIXED/ 5.65 -31,067,640.00 -31,067,640.00 -22,323,518.00 -31,067,640.00 USD 08050100 1/28/2005 1/28/2035 FIXED/ 6.6 50,000,000.00 60,567,775.00 43,520,712.08 60,567,775.00 USD 08090100 1/26/2005 1/26/2010 FLOATING/ 1.29 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 08090200 8/19/2008 1/26/2010 FLOATING/ 1.29 -32,000,000.00 -32,000,000.00 -22,993,461.23 -32,000,000.00 USD 08100100 1/25/2005 1/26/2009 FIXED/ 3.27 155,000,000.00 155,000,000.00 111,374,577.85 155,000,000.00 USD 08140100 2/23/2005 3/23/2045 FIXED/ 7.02 50,000,000.00 61,612,652.43 44,271,504.23 61,612,652.43 USD 08210100 3/4/2005 3/4/2020 FLOATING/ 6 70,000,000.00 70,000,000.00 50,298,196.45 70,000,000.00 USD 08310100 3/14/2005 3/14/2045 FIXED/ 6.8 50,000,000.00 60,909,320.00 43,766,127.76 60,909,320.00 USD 08320100 3/29/2005 3/29/2045 FIXED/ 6.81 50,000,000.00 60,926,432.56 43,778,423.91 60,926,432.56 USD 08350100 3/15/2005 3/15/2012 FLOATING/ 14.53 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 08370100 3/16/2005 3/16/2045 FIXED/ 6.9 50,000,000.00 61,080,575.00 43,889,182.30 61,080,575.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD 08390100 3/3/2005 3/3/2010 FIXED/ 4 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 08420100 3/15/2005 3/15/2035 FIXED/ 6.56 25,000,000.00 30,249,810.00 21,735,869.80 30,249,810.00 USD 08460100 3/29/2005 3/29/2045 FIXED/ 6.81 50,000,000.00 60,926,432.56 43,778,423.91 60,926,432.56 USD 08490100 3/30/2005 3/30/2045 FIXED/ 6.86 100,000,000.00 122,024,070.00 87,679,866.35 122,024,070.00 USD 08700100 5/23/2005 5/24/2035 FLOATING/ 6.57 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD 08770100 5/31/2005 5/31/2035 FIXED/ 6.53 50,000,000.00 60,448,500.00 43,435,007.54 60,448,500.00 USD 09000100 7/6/2005 7/6/2035 FIXED/ 6.36 30,000,000.00 36,095,763.00 25,936,453.98 36,095,763.00 USD 09150100 7/26/2005 10/15/2012 FIXED/ 4.25 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 09190100 7/29/2005 7/29/2015 FIXED/ 5.05 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 09490100 9/6/2005 9/6/2035 FIXED/ 6.53 25,000,000.00 30,224,268.00 21,717,516.71 30,224,268.00 USD 09590100 9/8/2005 9/15/2010 FIXED/ 4.13 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 09750100 10/5/2005 9/21/2010 FIXED/ 13.12 69,849,750.46 69,849,750.46 50,190,235.29 69,849,750.46 USD 09950100 10/20/2005 10/20/2015 FIXED/ 4.63 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 10490100 1/18/2006 2/17/2009 FIXED/ 4.5 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 10630100 2/9/2006 5/5/2009 FLOATING/ 12.64 21,413,276.23 21,413,276.23 15,386,416.78 21,413,276.23 USD 10630200 3/1/2006 5/5/2009 FLOATING/ 12.64 18,348,623.85 18,348,623.85 13,184,324.10 18,348,623.85 USD 10630300 3/24/2006 5/5/2009 FLOATING/ 12.64 18,770,530.26 18,770,530.26 13,487,483.12 18,770,530.26 USD 10630400 5/22/2006 5/5/2009 FLOATING/ 12.64 19,277,120.00 19,277,120.00 13,851,490.98 19,277,120.00 USD 10790100 2/16/2006 2/16/2016 FIXED/ 4.88 2,000,000,000.00 2,000,000,000.00 1,437,091,327.15 2,000,000,000.00 USD 11070100 3/2/2006 2/15/2036 FIXED/ 4.88 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 11330100 3/22/2006 12/30/2009 FIXED/ 5.02 10,685,956.97 12,010,515.89 8,630,104.11 12,010,515.89 USD 11340100 3/22/2006 12/30/2014 FIXED/ 5.08 8,296,987.98 9,338,304.59 6,709,998.27 9,338,304.59 USD 11350100 3/22/2006 1/14/2020 FIXED/ 5.12 5,966,153.26 6,706,095.97 4,818,636.18 6,706,095.97 USD 11360100 3/22/2006 1/14/2021 FIXED/ 5.13 8,060,052.56 9,060,709.93 6,510,533.83 9,060,709.93 USD 11370100 3/22/2006 6/14/2021 FIXED/ 5.13 34,870,629.52 39,199,826.18 28,166,865.11 39,199,826.18 USD 11380100 3/22/2006 7/2/2021 FIXED/ 5.12 4,652,255.00 5,221,039.45 3,751,555.26 5,221,039.45 USD 11390100 3/22/2006 9/14/2021 FIXED/ 5.13 62,293,964.07 70,919,771.72 50,959,094.43 70,919,771.72 USD 11400100 3/22/2006 12/14/2021 FIXED/ 5.13 61,502,787.21 69,146,172.39 49,684,682.32 69,146,172.39 USD 11410100 3/22/2006 4/14/2025 FIXED/ 5.14 30,164,402.20 34,349,819.14 24,681,913.59 34,349,819.14 USD 11420100 3/22/2006 6/13/2025 FIXED/ 5.14 29,909,642.36 33,629,585.50 24,164,392.83 33,629,585.50 USD 11430100 3/22/2006 9/12/2025 FIXED/ 5.14 29,540,125.65 33,629,585.51 24,164,392.84 33,629,585.51 USD 11440100 3/22/2006 12/12/2025 FIXED/ 5.14 29,136,292.04 32,759,133.40 23,538,933.25 32,759,133.40 USD 11450100 3/22/2006 4/14/2026 FIXED/ 5.15 67,132,387.78 76,456,781.08 54,937,688.50 76,456,781.08 USD 11460100 3/22/2006 6/12/2026 FIXED/ 5.15 66,574,220.27 74,852,138.37 53,784,679.44 74,852,138.37 USD 11470100 3/22/2006 9/14/2026 FIXED/ 5.15 65,723,441.50 74,852,138.37 53,784,679.44 74,852,138.37 USD 11480100 3/22/2006 12/14/2026 FIXED/ 5.14 64,886,291.09 72,974,860.08 52,435,769.26 72,974,860.08 USD 11700100 4/28/2006 5/15/2013 FIXED/ 5.25 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 11940100 5/23/2006 6/15/2011 FIXED/ 5.25 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 11980100 5/30/2006 12/3/2010 FIXED/ 5.14 83,916,290.80 95,322,877.27 68,493,840.10 95,322,877.27 USD 12000100 6/5/2006 1/5/2009 FLOATING/ 7.32 43,301,290.00 43,301,290.00 31,113,954.16 43,301,290.00 USD 12080100 6/28/2006 12/21/2010 FIXED/ 5.25 160,225,365.00 181,947,037.59 130,737,254.86 181,947,037.59 USD 12240100 7/14/2006 2/14/2011 FIXED/ 5.55 391,626,413.00 426,711,992.20 306,612,051.59 426,711,992.20 USD 12280100 8/9/2006 11/23/2012 FIXED/ 5.36 198,448,694.45 223,703,637.09 160,741,278.36 223,703,637.09 USD 12360100 9/1/2006 3/1/2013 FIXED/ 5.1 101,374,285.24 109,260,940.85 78,508,975.25 109,260,940.85 USD 12430100 9/13/2006 9/13/2016 FIXED/ 5.13 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 12440100 9/21/2006 4/21/2013 FIXED/ 5.06 108,944,401.20 117,829,114.30 84,665,599.12 117,829,114.30

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD 12520100 10/18/2006 10/15/2013 FIXED/ 5 1,500,000,000.00 1,500,000,000.00 1,077,818,495.37 1,500,000,000.00 USD 12550100 11/7/2006 11/7/2036 FIXED/ 6.79 25,220,923.72 28,762,203.20 20,666,956.38 28,762,203.20 USD 12690100 1/3/2007 1/3/2017 FLOATING/ 5.24 54,000,000.00 54,000,000.00 38,801,465.83 54,000,000.00 USD 12770100 1/9/2007 1/9/2017 FLOATING/ 5.27 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 12830100 1/17/2007 1/17/2017 FIXED/ 4.88 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 12970100 2/13/2007 2/13/2009 FLOATING/ 10.36 23,419,203.75 23,419,203.75 16,827,767.30 23,419,203.75 USD 12980100 2/6/2007 2/8/2010 FIXED/ 5 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 13030100 2/23/2007 4/15/2014 FIXED/ 5.13 1,250,000,000.00 1,250,000,000.00 898,182,079.47 1,250,000,000.00 USD 13110100 3/21/2007 3/21/2012 FIXED/ 4.63 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 13310100 5/30/2007 5/30/2017 FIXED/ 5.13 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 13320100 6/5/2007 6/5/2037 FIXED/ 6.28 29,003,436.63 30,824,845.26 22,149,058.89 30,824,845.26 USD 13380100 6/22/2007 6/22/2037 FIXED/ 7.27 29,883,054.25 32,054,058.05 23,032,304.41 32,054,058.05 USD 13520100 8/14/2007 5/11/2009 FIXED/ 4.87 99,854,757.80 103,461,428.44 74,341,760.75 103,461,428.44 USD 13560100 9/6/2007 9/15/2010 FIXED/ 4.63 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 13620100 9/26/2007 10/15/2014 FIXED/ 4.75 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 13630100 9/28/2007 9/28/2009 FLOATING/ 7.8 53,737,438.87 53,737,438.87 38,612,803.67 53,737,438.87 USD 13630200 4/22/2008 9/28/2009 FLOATING/ 7.8 29,655,990.51 29,655,990.51 21,309,183.38 29,655,990.51 USD 13630300 5/20/2008 9/28/2009 FLOATING/ 7.8 75,030,012.00 75,030,012.00 53,912,489.76 75,030,012.00 USD 13690100 10/19/2007 10/19/2010 FLOATING/ 8.07 54,914,881.93 54,914,881.93 39,458,850.28 54,914,881.93 USD 13690200 4/3/2008 10/19/2010 FLOATING/ 8.07 28,950,263.45 28,950,263.45 20,802,086.26 28,950,263.45 USD 13690300 8/12/2008 10/19/2010 FLOATING/ 8.07 31,963,178.42 31,963,178.42 22,967,003.25 31,963,178.42 USD 13760100 11/14/2007 11/14/2017 FLOATING/ 3.93 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 13820100 12/4/2007 12/4/2037 FIXED/ 6.72 29,999,421.00 32,015,426.00 23,004,545.52 32,015,426.00 USD 13840100 1/7/2008 1/7/2011 FIXED/ 4.13 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 13870100 1/10/2008 1/10/2038 FIXED/ 6.73 29,050,816.50 29,050,816.50 20,874,338.22 29,050,816.50 USD 13900100 1/14/2008 2/15/2011 FIXED/ 3.25 4,000,000,000.00 4,000,000,000.00 2,874,182,654.31 4,000,000,000.00 USD 13910100 1/25/2008 1/25/2013 FLOATING/ 3.6 48,806,676.75 48,806,676.75 35,069,825.93 48,806,676.75 USD 13930100 1/18/2008 1/18/2016 FIXED/ 4.07 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 13940100 1/18/2008 1/18/2017 FIXED/ 4.17 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 13960100 1/29/2008 1/30/2009 FIXED/ 2.8 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 13970100 1/28/2008 1/29/2009 FIXED/ 2.67 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 13990100 2/1/2008 3/15/2013 FIXED/ 2.88 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 14000100 2/14/2008 2/14/2013 FLOATING/ 8.92 279,720,279.72 279,720,279.72 200,991,794.01 279,720,279.72 USD 14000200 6/27/2008 2/14/2013 FLOATING/ 8.92 153,468,385.51 153,468,385.51 110,274,042.90 153,468,385.51 USD 14000300 12/19/2008 2/14/2013 FLOATING/ 8.92 -156,643,356.64 -156,643,356.64 -112,555,404.64 -156,643,356.64 USD 14010100 2/14/2008 2/14/2013 FIXED/ 3.5 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 14020100 2/14/2008 2/14/2013 FIXED/ 3.68 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 14030100 2/14/2008 2/14/2018 FIXED/ 4.27 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 14060100 2/20/2008 2/20/2038 FIXED/ 6.45 29,991,348.00 29,991,348.00 21,550,153.05 29,991,348.00 USD 14090100 2/19/2008 2/22/2011 FIXED/ 2.07 13,500,000.00 13,500,000.00 9,700,366.46 13,500,000.00 USD 14110100 2/26/2008 2/26/2010 FLOATING/ 8.25 33,333,333.33 33,333,333.33 23,951,522.12 33,333,333.33 USD 14110200 2/26/2008 2/26/2010 FLOATING/ 8.25 6,666,666.67 6,666,666.67 4,790,304.43 6,666,666.67 USD 14130100 2/28/2008 4/15/2015 FIXED/ 3.75 1,750,000,000.00 1,750,000,000.00 1,257,454,911.26 1,750,000,000.00 USD 14150100 3/4/2008 3/4/2038 FIXED/ 6.69 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 14170100 3/12/2008 3/12/2018 FIXED/ 4.67 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 14180100 3/12/2008 3/12/2018 FIXED/ 4.69 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD 14210100 3/18/2008 5/15/2013 FIXED/ 3.25 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 14220100 3/26/2008 12/10/2009 FIXED/ 1.87 250,924,274.81 254,239,367.84 182,682,595.27 254,239,367.84 USD 14240100 3/31/2008 3/31/2011 FIXED/ 2.57 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14290100 4/15/2008 4/16/2009 FIXED/ 1.69 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 14320100 4/14/2008 5/16/2011 FIXED/ 2.63 4,000,000,000.00 4,000,000,000.00 2,874,182,654.31 4,000,000,000.00 USD 14330100 4/24/2008 4/24/2013 FIXED/ 9 50,033,398.39 50,033,398.39 35,951,281.45 50,033,398.39 USD 14330200 4/24/2008 4/24/2013 FIXED/ 8.45 150,009,315.99 150,009,315.99 107,788,543.50 150,009,315.99 USD 14400100 5/27/2008 7/15/2011 FIXED/ 3.13 4,000,000,000.00 4,000,000,000.00 2,874,182,654.31 4,000,000,000.00 USD 14420100 5/30/2008 5/30/2018 FIXED/ 4.59 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14430100 5/30/2008 5/30/2018 FIXED/ 4.65 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14500100 7/1/2008 7/1/2036 FIXED/ 6.43 45,412,952.00 45,412,952.00 32,631,279.73 45,412,952.00 USD 14520100 6/25/2008 6/25/2012 FLOATING/ 60,558,347.97 60,558,347.97 43,513,938.33 60,558,347.97 USD 14550100 6/24/2008 7/15/2013 FIXED/ 4.25 3,000,000,000.00 3,000,000,000.00 2,155,636,990.73 3,000,000,000.00 USD 14560100 6/30/2008 6/30/2013 FIXED/ 4.53 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14570100 6/30/2008 6/30/2011 FIXED/ 4.01 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14580100 6/30/2008 6/30/2013 FIXED/ 4.47 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14590100 7/9/2008 7/9/2058 FIXED/ 4.85 45,745,950.00 45,745,950.00 32,870,554.00 45,745,950.00 USD 14590200 8/20/2008 7/9/2058 FIXED/ 4.78 26,227,638.00 26,227,638.00 18,845,755.55 26,227,638.00 USD 14620100 7/29/2008 7/29/2038 FIXED/ 6.4 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 14670100 8/22/2008 8/22/2035 FIXED/ 6.26 69,874,319.00 69,874,319.00 50,207,888.91 69,874,319.00 USD 14680100 9/2/2008 9/2/2028 FIXED/ 5.87 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 14690100 9/3/2008 10/14/2011 FIXED/ 3.25 4,000,000,000.00 4,000,000,000.00 2,874,182,654.31 4,000,000,000.00 USD 14740100 9/30/2008 9/30/2019 FIXED/ 3.5 28,281,670.50 28,281,670.50 20,321,671.70 28,281,670.50 USD 14800100 10/14/2008 11/15/2011 FIXED/ 2.63 4,000,000,000.00 4,000,000,000.00 2,874,182,654.31 4,000,000,000.00 USD 14860100 11/20/2008 11/20/2038 FIXED/ 6.58 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 14880100 11/25/2008 1/27/2014 FIXED/ 3.17 300,000,000.00 300,000,000.00 215,563,699.07 300,000,000.00 USD 14890100 11/26/2008 1/26/2012 FIXED/ 2.2 300,000,000.00 300,000,000.00 215,563,699.07 300,000,000.00 USD 14900100 11/28/2008 1/28/2011 FIXED/ 2.11 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 14930100 12/8/2008 6/20/2018 FLOATING/ 0.96 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0394096662 10/16/2008 1/16/2009 FIXED/ 2.01 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD XS0396372863 10/27/2008 1/27/2009 FIXED/ 1.9 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RNW4 10/30/2008 1/30/2009 FIXED/ 1.9901 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0397482588 11/3/2008 2/3/2009 FIXED/ 1.7 60,000,000.00 60,000,000.00 43,112,739.81 60,000,000.00 USD XS0397556969 11/4/2008 5/4/2009 FIXED/ 2.2 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD XS0397591792 11/4/2008 2/4/2009 FIXED/ 2 300,000,000.00 300,000,000.00 215,563,699.07 300,000,000.00 USD XS0397702027 11/4/2008 3/4/2009 FIXED/ 2.02 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD XS0397591792 11/4/2008 2/4/2009 FIXED/ 2 1,000,000,000.00 1,000,000,000.00 718,545,663.58 1,000,000,000.00 USD 29878RP44 11/4/2008 2/4/2009 FIXED/ 1.7004 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD XS0398057314 11/5/2008 5/5/2009 FIXED/ 2.1 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD 29878RP93 11/5/2008 2/9/2009 FIXED/ 1.3952 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0398241249 11/6/2008 5/6/2009 FIXED/ 2.15 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD XS0398241249 11/6/2008 5/6/2009 FIXED/ 2.17 40,000,000.00 40,000,000.00 28,741,826.54 40,000,000.00 USD 29878RS58 11/6/2008 5/5/2009 FIXED/ 2.1529 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD XS0398241249 11/6/2008 5/6/2009 FIXED/ 2.16 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD XS0398591817 11/6/2008 2/9/2009 FIXED/ 1.6 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 29878RP69 11/6/2008 2/6/2009 FIXED/ 1.3043 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD XS0398566462 11/7/2008 5/7/2009 FIXED/ 2.16 800,000,000.00 800,000,000.00 574,836,530.86 800,000,000.00 USD XS0398566462 11/7/2008 5/7/2009 FIXED/ 2.15 30,000,000.00 30,000,000.00 21,556,369.91 30,000,000.00 USD XS0399081156 11/12/2008 5/11/2009 FIXED/ 1.64 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0399081156 11/12/2008 5/11/2009 FIXED/ 1.64 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0399239986 11/12/2008 5/12/2009 FIXED/ 1.85 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD XS0399239986 11/12/2008 5/12/2009 FIXED/ 1.86 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RC6 11/12/2008 2/12/2009 FIXED/ 0.5508 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD 2987RSD1 11/13/2008 5/13/2009 FIXED/ 1.8572 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0399430262 11/13/2008 5/13/2009 FIXED/ 1.86 155,000,000.00 155,000,000.00 111,374,577.85 155,000,000.00 USD XS0399430262 11/13/2008 5/13/2009 FIXED/ 1.93 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0399430262 11/13/2008 5/13/2009 FIXED/ 1.935 400,000,000.00 400,000,000.00 287,418,265.43 400,000,000.00 USD XS0399430262 11/13/2008 5/13/2009 FIXED/ 1.93 245,000,000.00 245,000,000.00 176,043,687.58 245,000,000.00 USD 29878RSF6 11/13/2008 5/15/2009 FIXED/ 1.8574 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD 29878RPD4 11/13/2008 2/13/2009 FIXED/ 1.0026 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0399595262 11/14/2008 5/14/2009 FIXED/ 1.97 500,000,000.00 500,000,000.00 359,272,831.79 500,000,000.00 USD XS0399595262 11/14/2008 5/14/2009 FIXED/ 1.97 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD XS0399595262 11/14/2008 5/14/2009 FIXED/ 1.85 15,000,000.00 15,000,000.00 10,778,184.95 15,000,000.00 USD XS0399595262 11/14/2008 5/14/2009 FIXED/ 1.86 160,000,000.00 160,000,000.00 114,967,306.17 160,000,000.00 USD XS0399595262 11/14/2008 5/14/2009 FIXED/ 1.85 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 29878RQC5 11/14/2008 3/12/2009 FIXED/ 1.5599 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 29878RPD4 11/14/2008 2/13/2009 FIXED/ 1.5309 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RPH5 11/14/2008 2/17/2009 FIXED/ 1.5312 40,000,000.00 40,000,000.00 28,741,826.54 40,000,000.00 USD XS0399797132 11/17/2008 2/17/2009 FIXED/ 1.45 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0399797132 11/17/2008 2/17/2009 FIXED/ 1.48 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD XS0399797132 11/17/2008 2/17/2009 FIXED/ 1.55 224,000,000.00 224,000,000.00 160,954,228.64 224,000,000.00 USD XS0400016118 11/17/2008 5/20/2009 FIXED/ 1.65 90,000,000.00 90,000,000.00 64,669,109.72 90,000,000.00 USD XS0399797132 11/17/2008 2/17/2009 FIXED/ 1.53 18,000,000.00 18,000,000.00 12,933,821.94 18,000,000.00 USD XS0400198478 11/18/2008 2/18/2009 FIXED/ 1.63 107,400,000.00 107,400,000.00 77,171,804.27 107,400,000.00 USD XS0400198478 11/18/2008 2/18/2009 FIXED/ 1.62 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0400198478 11/18/2008 2/18/2009 FIXED/ 1.63 125,000,000.00 125,000,000.00 89,818,207.95 125,000,000.00 USD XS0400198478 11/18/2008 2/18/2009 FIXED/ 1.63 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD 29878RPJ1 11/18/2008 2/18/2009 FIXED/ 1.6519 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0400424668 11/19/2008 2/19/2009 FIXED/ 1.65 35,000,000.00 35,000,000.00 25,149,098.23 35,000,000.00 USD 29878RPK8 11/19/2008 2/19/2009 FIXED/ 1.6509 30,000,000.00 30,000,000.00 21,556,369.91 30,000,000.00 USD 29878RPK8 11/19/2008 2/19/2009 FIXED/ 1.662 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0400660550 11/20/2008 5/20/2009 FIXED/ 1.6 15,000,000.00 15,000,000.00 10,778,184.95 15,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 35,000,000.00 35,000,000.00 25,149,098.23 35,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 24,000,000.00 24,000,000.00 17,245,095.93 24,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 45,000,000.00 45,000,000.00 32,334,554.86 45,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD XS0400674858 11/20/2008 2/20/2009 FIXED/ 1.66 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD 29878RPQ5 11/21/2008 2/24/2009 FIXED/ 1.4304 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RPQ5 11/21/2008 2/24/2009 FIXED/ 1.4304 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0401085997 11/24/2008 2/24/2009 FIXED/ 1.4 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD 29878RPQ5 11/24/2008 2/24/2009 FIXED/ 1.5713 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0401085997 11/24/2008 2/24/2009 FIXED/ 1.4 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 29878RPQ5 11/24/2008 2/24/2009 FIXED/ 1.5713 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD XS0401687537 11/26/2008 2/26/2009 FIXED/ 1.73 400,000,000.00 400,000,000.00 287,418,265.43 400,000,000.00 USD XS0401687537 11/26/2008 2/26/2009 FIXED/ 1.72 30,000,000.00 30,000,000.00 21,556,369.91 30,000,000.00 USD XS0401687537 11/26/2008 2/26/2009 FIXED/ 1.72 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0401687537 11/26/2008 2/26/2009 FIXED/ 1.72 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0401790208 11/26/2008 3/2/2009 FIXED/ 1.6 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RPS1 11/26/2008 2/26/2009 FIXED/ 1.879 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.88 17,000,000.00 17,000,000.00 12,215,276.28 17,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.88 24,500,000.00 24,500,000.00 17,604,368.76 24,500,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.88 12,000,000.00 12,000,000.00 8,622,547.96 12,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.88 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.88 12,000,000.00 12,000,000.00 8,622,547.96 12,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.89 47,000,000.00 47,000,000.00 33,771,646.19 47,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.9 200,900,000.00 200,900,000.00 144,355,823.81 200,900,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.9 200,000,000.00 200,000,000.00 143,709,132.72 200,000,000.00 USD XS0401839492 11/28/2008 2/27/2009 FIXED/ 1.9 12,000,000.00 12,000,000.00 8,622,547.96 12,000,000.00 USD XS0402136518 12/1/2008 3/2/2009 FIXED/ 1.9 97,000,000.00 97,000,000.00 69,698,929.37 97,000,000.00 USD XS0402136518 12/1/2008 3/2/2009 FIXED/ 1.87 28,000,000.00 28,000,000.00 20,119,278.58 28,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.88 350,000,000.00 350,000,000.00 251,490,982.25 350,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.87 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.87 35,000,000.00 35,000,000.00 25,149,098.23 35,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.87 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0403229064 12/2/2008 3/5/2009 FIXED/ 1.87 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.87 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD XS0403187395 12/2/2008 3/2/2009 FIXED/ 1.87 30,000,000.00 30,000,000.00 21,556,369.91 30,000,000.00 USD 29878RQ27 12/2/2008 3/2/2009 FIXED/ 1.8334 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD 29878RQ27 12/2/2008 3/2/2009 FIXED/ 1.8334 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0403547432 12/3/2008 3/3/2009 FIXED/ 1.83 14,000,000.00 14,000,000.00 10,059,639.29 14,000,000.00 USD 29878RQ35 12/3/2008 3/3/2009 FIXED/ 1.8293 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD XS0403547432 12/3/2008 3/3/2009 FIXED/ 1.83 15,000,000.00 15,000,000.00 10,778,184.95 15,000,000.00 USD 29878RQ68 12/3/2008 3/6/2009 FIXED/ 1.76 350,000,000.00 350,000,000.00 251,490,982.25 350,000,000.00 USD XS0403574089 12/3/2008 3/3/2009 FIXED/ 1.83 63,000,000.00 63,000,000.00 45,268,376.81 63,000,000.00 USD XS0403670630 12/4/2008 3/4/2009 FIXED/ 1.8 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0403670630 12/4/2008 3/4/2009 FIXED/ 1.8 350,000,000.00 350,000,000.00 251,490,982.25 350,000,000.00 USD XS0403670630 12/4/2008 3/4/2009 FIXED/ 1.76 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0404181561 12/5/2008 3/5/2009 FIXED/ 1.67 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0404181561 12/5/2008 3/5/2009 FIXED/ 1.67 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0404181561 12/5/2008 3/5/2009 FIXED/ 1.67 35,000,000.00 35,000,000.00 25,149,098.23 35,000,000.00 USD XS0404233206 12/5/2008 3/6/2009 FIXED/ 1.68 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00 USD XS0404409178 12/8/2008 3/9/2009 FIXED/ 1.57 300,000,000.00 300,000,000.00 215,563,699.07 300,000,000.00 USD XS0404409178 12/8/2008 3/9/2009 FIXED/ 1.57 500,000,000.00 500,000,000.00 359,272,831.79 500,000,000.00 USD XS0404409178 12/8/2008 3/9/2009 FIXED/ 1.57 25,000,000.00 25,000,000.00 17,963,641.59 25,000,000.00 USD XS0404515362 12/8/2008 6/8/2009 FIXED/ 1.66 20,000,000.00 20,000,000.00 14,370,913.27 20,000,000.00 USD 29878RQB7 12/9/2008 3/11/2009 FIXED/ 0.8016 100,000,000.00 100,000,000.00 71,854,566.36 100,000,000.00

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD USD XS0405301341 12/10/2008 3/10/2009 FIXED/ 0.8 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD XS0405324988 12/11/2008 9/11/2009 FIXED/ 1.175 350,000,000.00 350,000,000.00 251,490,982.25 350,000,000.00 USD 29878RQB7 12/11/2008 3/11/2009 FIXED/ 0.7614 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RTB4 12/11/2008 6/11/2009 FIXED/ 0.8506 400,000,000.00 400,000,000.00 287,418,265.43 400,000,000.00 USD 29878RQC5 12/11/2008 3/12/2009 FIXED/ 0.4706 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD 29878RQC5 12/12/2008 3/12/2009 FIXED/ 0.641 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RQG6 12/15/2008 3/16/2009 FIXED/ 0.5207 50,000,000.00 50,000,000.00 35,927,283.18 50,000,000.00 USD 29878RTA6 12/15/2008 6/10/2009 FIXED/ 0.5998 2,000,000.00 2,000,000.00 1,437,091.33 2,000,000.00 USD 29878RQG6 12/15/2008 3/16/2009 FIXED/ 0.4595 125,000,000.00 125,000,000.00 89,818,207.95 125,000,000.00 USD 29878RTA6 12/15/2008 6/10/2009 FIXED/ 0.6893 125,000,000.00 125,000,000.00 89,818,207.95 125,000,000.00 USD 29878RQB7 12/15/2008 3/11/2009 FIXED/ 0.4595 150,000,000.00 150,000,000.00 107,781,849.54 150,000,000.00 USD XS0406284793 12/17/2008 3/17/2009 FIXED/ 0.39 15,000,000.00 15,000,000.00 10,778,184.95 15,000,000.00 USD 29878RQH4 12/17/2008 3/17/2009 FIXED/ 0.3804 14,000,000.00 14,000,000.00 10,059,639.29 14,000,000.00 USD XS0406429869 12/18/2008 3/18/2009 FIXED/ 0.38 10,000,000.00 10,000,000.00 7,185,456.64 10,000,000.00 USD XS0406429869 12/18/2008 3/18/2009 FIXED/ 0.1 79,000,000.00 79,000,000.00 56,765,107.42 79,000,000.00 USD 29878RNN4 12/22/2008 1/22/2009 FIXED/ 0.05 250,000,000.00 250,000,000.00 179,636,415.89 250,000,000.00 USD XS0406787357 12/23/2008 1/23/2009 FIXED/ 0.05 10,500,000.00 10,500,000.00 7,544,729.47 10,500,000.00 107,431,602,094.37 107,750,141,706.04 77,423,397,072.67 107,750,141,706.04 Currency: ZAR ZAR 01360100 4/30/1998 12/31/2018 FIXED/ 12.69 337,900,000.00 337,900,000.00 25,859,627.91 35,988,844.16 ZAR 01360200 9/15/2004 12/31/2018 FIXED/ 12.69 -149,715,887.25 -149,715,887.25 -11,457,819.28 -15,945,847.10 ZAR 01580100 2/23/1999 2/23/2009 FIXED/ 14.75 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01580200 6/10/1999 2/23/2009 FIXED/ 14.75 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01640100 5/19/1999 5/19/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01640200 7/5/1999 5/19/2009 FIXED/ 13.5 120,000,000.00 120,000,000.00 9,183,650.04 12,780,885.76 ZAR 01640300 10/15/1999 5/19/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01640400 7/4/2000 5/19/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01800100 12/15/1999 12/15/2009 FIXED/ 13.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01820100 12/10/1999 8/31/2010 FIXED/ 13 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01820200 3/24/2000 8/31/2010 FIXED/ 13 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 01820300 5/25/2000 8/31/2010 FIXED/ 13 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 02200100 4/5/2001 4/5/2011 FIXED/ 10.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 02200200 8/31/2001 4/5/2011 FIXED/ 10.5 50,000,000.00 50,000,000.00 3,826,520.85 5,325,369.07 ZAR 02200300 4/30/2002 4/5/2011 FIXED/ 10.5 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100100 10/21/2003 10/21/2013 FIXED/ 8 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 06100200 12/30/2003 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06100300 1/20/2004 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06100400 2/4/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100500 3/1/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100600 6/2/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100700 7/5/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100800 8/23/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06100900 10/8/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06101000 10/15/2004 10/21/2013 FIXED/ 8 650,000,000.00 650,000,000.00 49,744,771.06 69,229,797.88 ZAR 06101100 10/21/2004 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD ZAR 06101200 12/10/2004 10/21/2013 FIXED/ 8 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 06101300 3/1/2005 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06101400 5/18/2005 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06101500 6/8/2005 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06101600 6/8/2005 10/21/2013 FIXED/ 8 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 06101700 7/7/2005 10/21/2013 FIXED/ 8 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 06101800 11/9/2005 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06101900 6/26/2006 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06102000 7/24/2006 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06102100 7/24/2006 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06102200 8/16/2006 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06102300 9/1/2006 10/21/2013 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06102400 9/1/2006 10/21/2013 FIXED/ 8 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 06102500 9/21/2006 10/21/2013 FIXED/ 8 500,000,000.00 500,000,000.00 38,265,208.51 53,253,690.68 ZAR 06102600 6/28/2007 10/21/2013 FIXED/ 8 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 06102700 10/15/2007 10/21/2013 FIXED/ 8 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 06102800 3/7/2008 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06102900 4/21/2008 10/21/2013 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 06500100 2/6/2004 2/6/2009 FIXED/ 8.5 450,000,000.00 450,000,000.00 34,438,687.66 47,928,321.61 ZAR 06500200 11/17/2006 2/6/2009 FIXED/ 8.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 06500300 2/6/2007 2/6/2009 FIXED/ 8.5 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 07720100 11/4/2004 11/4/2014 FIXED/ 8.5 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 07720200 8/31/2006 11/4/2014 FIXED/ 8.5 300,000,000.00 300,000,000.00 22,959,125.10 31,952,214.41 ZAR 07720300 9/12/2006 11/4/2014 FIXED/ 8.5 300,000,000.00 300,000,000.00 22,959,125.10 31,952,214.41 ZAR 07720400 2/7/2008 11/4/2014 FIXED/ 8.5 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 07720500 3/14/2008 11/4/2014 FIXED/ 8.5 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 07730100 11/4/2004 11/4/2010 FIXED/ 8 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 07730200 6/3/2005 11/4/2010 FIXED/ 8 150,000,000.00 150,000,000.00 11,479,562.55 15,976,107.20 ZAR 07730300 10/20/2006 11/4/2010 FIXED/ 8 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 07730400 4/26/2007 11/4/2010 FIXED/ 8 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 08830100 6/1/2005 6/1/2016 FIXED/ 7.5 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 08830200 7/19/2005 6/1/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 08830300 9/20/2005 6/1/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 08830400 10/27/2005 6/1/2016 FIXED/ 7.5 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 10330100 12/8/2005 12/9/2009 FIXED/ 6.5 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 11860100 5/19/2006 5/19/2014 FIXED/ 7 100,000,000.00 100,000,000.00 7,653,041.70 10,650,738.14 ZAR 12410100 9/14/2006 9/14/2009 FIXED/ 9 300,000,000.00 300,000,000.00 22,959,125.10 31,952,214.41 ZAR 12410200 1/17/2007 9/14/2009 FIXED/ 9 200,000,000.00 200,000,000.00 15,306,083.40 21,301,476.27 ZAR 12410300 6/25/2007 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410400 8/8/2007 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410500 10/24/2007 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410600 10/24/2007 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410700 1/4/2008 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410800 1/30/2008 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 12410900 2/19/2008 9/14/2009 FIXED/ 9 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34 ZAR 13800100 11/28/2007 1/28/2011 FIXED/ 10 250,000,000.00 250,000,000.00 19,132,604.25 26,626,845.34

Currency Borrowing Number Value Date Maturity Date Rate Type Rate Initial Amount in Currency Outstanding Nominal in Currency Outstanding Nominal in EUR Outstanding Nominal in USD ZAR 13800200 1/28/2008 1/28/2011 FIXED/ 10 750,000,000.00 750,000,000.00 57,397,812.76 79,880,536.02 ZAR 14160100 3/4/2008 3/4/2013 FIXED/ 9 500,000,000.00 500,000,000.00 38,265,208.51 53,253,690.68 ZAR 14270100 4/15/2008 12/21/2018 FIXED/ 9 500,000,000.00 500,000,000.00 38,265,208.51 53,253,690.68 ZAR 14300100 4/15/2008 4/15/2012 FIXED/ 10 500,000,000.00 500,000,000.00 38,265,208.51 53,253,690.68 15,158,184,112.75 15,158,184,112.75 1,160,062,151.33 1,614,458,496.00 Totals: 266,989,028,087.12 371,568,630,388.84